As filed with the Securities and Exchange Commission on November 21, 2008

Securities Act File No. 333-[     ]
Investment Company Act File No. 811-22252

United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-2

☒  Registration Statement under the Securities Act of 1933
☐  Pre-Effective Amendment No.
☐  Post-Effective Amendment No.
and/or
☒  Registration Statement under the Investment Company Act of 1940
☐  Amendment No.

BLACKROCK CREDIT OPPORTUNITIES TRUST
(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway
Wilmington, Delaware 19809
(Address of Principal Executive Offices)

(800) 882-0052
(Registrant's telephone number, including area code)

Anne F. Ackerley, President
BlackRock Credit Opportunities Trust
40 East 52nd Street
New York, New York 10022
(Name and Address of Agent for Service)

Copies to:
Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares, $.001 par value	1000 shares	$1,000	$1,000,000(1)	$39.30

(1) Estimated solely for the purpose of calculating the registration fee.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,  DATED NOVEMBER 21, 2008

PRELIMINARY PROSPECTUS

                     Shares
BlackRock Credit Opportunities Trust
Common Shares

Investment Objectives.  BlackRock Credit Opportunities Trust (the "Trust") is a newly organized, diversified, closed-end management investment company with no operating history.  The Trust's primary investment objective is to seek high current income, with a secondary objective of capital appreciation.  There can be no assurance that the Trust will achieve its investment objectives.

Investment Policies.  The Trust seeks to achieve its investment objectives by investing substantially all of its assets in a portfolio of loan and debt instruments and loan-related and debt-related instruments (collectively "credit securities") and other securities described below.  Under normal market conditions, the Trust will invest at least 80% of its assets in any combination of the following securities: (i) senior secured floating rate and fixed rate loans or debt; (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt; (iii) credit securities that are rated below investment grade by a nationally recognized credit rating organization or unrated credit securities that are deemed by the Trust's investment advisor and sub-advisor to be of comparable quality, which securities are commonly referred to as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and which may include distressed and defaulted securities; (iv) investment grade corporate bonds; (v) mortgage related securities and asset-backed securities; (vi) U.S. Government and agency securities; (vii) preferred securities; and (viii) collateralized debt and loan obligations.  The Trust may invest up to 20% of its assets in other securities, including common stocks, convertible securities, warrants and depository receipts.
(continued on next page)

Investing in the Trust's common shares involves certain risks that are described in the "Risks" section beginning on page 40 of this prospectus.

	Total Minimum	Total Maximum
Public Offering price	$	$
Sales load(1)	$	$
Estimated offering expenses(2)	$	$
Proceeds, after expenses, to the Trust(3)	$	$
(notes on next page)

The Trust is offering, pursuant to this offering memorandum on a best efforts basis, common shares of beneficial interest ("common shares" or "shares"), at a purchase price equal to their net asset value of $1,000 per share plus sales charges of up to $         .  The minimum initial purchase for common shares is $25,000.  The termination date of the offering is            , 2009.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

The date of this prospectus is           , 2009

(continued from previous page)

The Trust may invest in debt securities of any credit quality, maturity and duration.  The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, including issuers located in emerging market countries, and of issuers that operate in any industry.  The Trust may also invest in swaps, including credit default, total return, index and interest rate swaps.  To the extent that the Trust invests in structured products or swaps with economic characteristics similar to credit securities, the value of such investments will be counted as credit securities for purposes of the Trust's 80% policy.

Investment Advisor and Sub-Advisor.  The Trust's investment advisor is BlackRock Advisors, LLC ("BlackRock Advisors" or the "Advisor") and the Trust's sub-advisor is BlackRock Financial Management, Inc. ("BlackRock Financial Management" or the "Sub-Advisor").  We sometimes refer to the Advisor and the Sub-Advisor collectively as the "Advisors."

Limited Term.  It is anticipated that the Trust will terminate on or before December 31, 2014.  While the Advisors expect the Trust to maintain a term of six years, the Trust's term may be shorter depending on market conditions.  Beginning in 2012, the board of trustees of the Trust will meet at least annually to consider liquidating all or a portion of the Trust and distributing the liquidated portion of its assets to shareholders.  The Trust currently anticipates that it will begin liquidating in 2012 and that it will distribute the liquidated portion of its assets to shareholders, in amounts to be determined in the board of trustees’ sole discretion, in 2012, 2013 and 2014.  The Trust's investment objectives and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the termination date, and such initial investors and any investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.

No Prior History.  The Trust is newly organized.  Its common shares have no history of trading and its common shares will not be listed for trading on any securities exchange.  Accordingly, no secondary market for the Trust's common shares is expected to develop.  To provide limited liquidity to shareholders, beginning in 2011, the Advisor currently anticipates recommending to the Trust’s board of trustees that the Trust conduct annual tender offers for up to 25% of its common shares.  The Trust does not expect to make a tender offer for its common shares in 2009 or 2010. In a tender offer, the Trust repurchases outstanding shares at the Trust's net asset value on the last day of the offer.  If a tender offer is not made, shareholders may not be able to sell their common shares.  The Advisor may recommend that no tender offer be made in light of the current economic conditions and, if recommended, the board of trustees is not obligated to authorize a tender offer.  Accordingly, there may be years in which no tender offer is made.

(notes from previous page)

(1)
The common shares will be sold at net asset value plus an initial sales charge.  The sales charge will be imposed by the selling agent responsible for selling the common shares to an investor.  Investors who purchase a large amount of common shares will be eligible for a reduced sales charge.  See “Sales Charges.”  The initial sales charge may not exceed       % of the net asset value per share.  The Trust will pay an annual trail commission of         % and an annual service fee of         % to BlackRock Investments, Inc. (the “Distributor”).  The Distributor may pay all or a portion of these annual fees to selling agents.

(2)
The Trust will pay offering expenses of the Trust (other than the sales load) up to an aggregate of $       per common share sold in this offering, which may include a reimbursement of BlackRock Advisors' expenses incurred in connection with this offering.  BlackRock Advisors has agreed to pay such offering expenses of the Trust (other than the sales load, and not including the Trust's organizational costs) to the extent that offering expenses (other than the sales load) plus organizational costs exceed $        per common share. The aggregate offering expenses (other than the sales load) are estimated to be $         or $         per common share. The aggregate offering expenses (other than the sales load) to be incurred by the Trust are estimated to be $          or $           per common share. The aggregate offering expenses (other than the sales load) to be incurred by BlackRock Advisors on behalf of the Trust are estimated to be $          or $             per common share.

(3)	The Trust will pay its organizational costs in full out of its seed capital prior to completion of this offering.

(continued from previous page)

You should read this prospectus, which concisely sets forth information about the Trust, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information, dated                        , 2009, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference in its entirety into this prospectus. You can review the table of contents for the Statement of Additional Information on page 67 of this prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 882-0052 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call (202) 551-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information free from the Securities and Exchange Commission's Web site (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. The Trust does not post a copy of the Statement of Additional Information on its Web site because the Trust's common shares are not continuously offered, which means the Statement of Additional Information will not be updated after completion of this offering and the information contained in the Statement of Additional Information will become outdated.  The Trust's annual and semi-annual reports, when produced, will be available at the Securities and Exchange Commission's Web site (http://www.sec.gov).

You should not construe the contents of this prospectus as legal, tax or financial advice.  You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Trust.

You should rely only on the information contained in this prospectus.  The Trust has not authorized anyone to provide you with different information.  You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

Page

PROSPECTUS SUMMARY	1
SUMMARY OF TRUST EXPENSES	21
THE TRUST	22
USE OF PROCEEDS	22
THE TRUST'S INVESTMENTS	22
LEVERAGE	37
RISKS	40
HOW THE TRUST MANAGES RISK	52
MANAGEMENT OF THE TRUST	53
NET ASSET VALUE	55
DISTRIBUTIONS	55
DESCRIPTION OF SHARES	56
CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST	59
TENDER OFFERS	60
TAX MATTERS	62
PLAN OF DISTRIBUTION	63
SALES CHARGES	64
CUSTODIAN AND TRANSFER AGENT	65
EXPERTS	65
LEGAL OPINIONS	65
PRIVACY PRINCIPLES OF THE TRUST	65
OTHER INFORMATION	66
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION	67

You should rely only on the information contained or incorporated by reference in this prospectus.  We have not, and the Distributor has not, authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  We are not, and the Distributor is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.  You should assume that the information in this prospectus is accurate only as of the date of this prospectus.  Our business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary of certain information contained in this prospectus relating to BlackRock Credit Opportunities Trust.  This summary may not contain all of the information that you should consider before investing in our common shares.  You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Trust
BlackRock Credit Opportunities Trust is a newly organized, diversified, closed-end management investment company.  Throughout the prospectus, we refer to BlackRock Credit Opportunities Trust simply as the "Trust" or as "we," "us" or "our."  See "The Trust."

The Offering
The Trust is offering, pursuant to this prospectus on a best efforts basis, common shares of beneficial interest ("common shares" or "shares"), at a purchase price equal to their net asset value of $1,000 per share plus sales charges of up to $       . The offering price is subject to reduction to the extent sales charges may be reduced as described in “Sales Charges” below.

The common shares of the Trust are offered by           (the "Distributor") or selected securities dealers or other financial intermediaries.  See "Plan of Distribution."  The minimum required purchase by each investor is 250 shares.  However, the Trust, in its sole discretion, may accept investments below these minimums.  Please note that a Selling Agent (as defined below) may establish higher minimum investments above these minimums.  See “Plan of Distribution.”  BlackRock Advisors has agreed to pay the Trust's offering expenses (other than the sales load, and not including the Trust's organizational costs) to the extent that offering expenses (other than the sales load) plus organizational costs exceed $        per common share.

Investment Objectives
The Trust's primary investment objective is to seek high current income, with a secondary objective of capital appreciation.  The Trust is not intended as, and you should not construe it to be, a complete investment program.  There can be no assurance that the Trust will achieve its investment objectives.  The Trust's investment objectives may be changed without prior shareholder approval.  See "The Trust's Investments."

Investment Policies
The Trust seeks to achieve its investment objectives by investing substantially all of its assets in a portfolio of loan and debt instruments and loan-related and debt-related instruments (collectively, "credit securities") and other securities described below.

Under normal market conditions, the Trust will invest at least 80% of its assets in any combination of the following securities: (i) senior secured floating rate and fixed rate loans or debt ("Senior Loans"); (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt ("Second Lien Loans"); (iii) credit securities that are rated below investment grade by a nationally recognized credit rating organization or unrated credit securities that are deemed by the Advisors to be of comparable quality, which securities are commonly referred to as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and which may include distressed and defaulted securities; (iv) investment grade corporate bonds; (v) mortgage related securities and asset-backed securities; (vi) U.S. Government and agency securities; (vii) preferred securities; and (viii) collateralized debt and loan obligations.  The Trust may invest up to 20% of its assets in other securities, including common stocks, convertible securities, warrants and depository receipts.

The Trust may invest in debt securities of any credit quality, maturity and duration.  The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, including issuers located in emerging market countries, and of issuers that operate in any industry.  The Trust may also invest in swaps, including credit default, total return, index and interest rate swaps.  To the extent that the Trust invests in structured products or swaps with economic characteristics similar to credit securities, the value of such investments will be counted as credit securities for purposes of the Trust's 80% policy.

The Trust may invest in below investment grade securities.  A significant portion of the Trust’s portfolio may consist of below investment grade securities.  Below investment grade securities, commonly referred to as "junk bonds," are credit securities that are rated below investment grade by the national rating agencies that cover the security, or, if unrated, are determined to be of comparable quality by the Advisors.  Moody's Investors Service, Inc. ("Moody's") considers securities rated Ba or lower to be below investment grade and Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Fitch Ratings ("Fitch") consider securities rated BB or lower to be below investment grade.  Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to an issuer's capacity to pay interest and repay principal.  Senior Loans, Second Lien Loans and emerging market credit securities are generally rated below investment grade.

In addition to the use of swaps discussed above, the Trust may engage in other strategic transactions for hedging and risk management purposes or to enhance total return.  See "The Trust's Investments—Other Investment Techniques—Strategic Transactions."  In connection with the Trust's ability to use leverage, the Trust may enter into interest rate swap or cap transactions as described in this prospectus.  The Trust does not currently anticipate using leverage.  See "The Trust's Investments—Other Investment Techniques—Interest Rate Transactions."  The Trust may also engage in securities lending.  See "The Trust's Investments—Other Investment Techniques—Securities Lending."

Limited Term
It is anticipated that the Trust will terminate on or before December 31, 2014.  While the Advisors expect the Trust to maintain a term of six years, the Trust's term may be shorter depending on market conditions.  Beginning in 2012, the board of trustees of the Trust will meet at least annually to consider liquidating all or a portion of the Trust and distributing the liquidated portion of its assets to shareholders.  The Trust currently anticipates that it will begin liquidating in 2012 and that it will distribute the liquidated portion of its assets to shareholders, in amounts to be determined in the board of trustees’ sole discretion, in 2012, 2013 and 2014. Upon its termination, the Trust will have distributed substantially all of its net assets to shareholders.  The Trust's investment objectives and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the termination date, and such initial investors and any investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.  See "Certain Provisions in the Agreement and Declaration of Trust."

Leverage
The Trust does not currently anticipate borrowing funds and/or issuing preferred shares in order to buy additional securities.  However, the Trust is authorized to borrow money in amounts of up to 33⅓% of the value of its total assets (which includes amounts borrowed for investment purposes) at the time of such borrowings to purchase portfolio securities and for portfolio management purposes.  This practice is known as “leverage.”  The Trust may also borrow money for other lawful purposes, including to finance the purchase of common shares.  The Trust may borrow from banks and other financial institutions, and it may also borrow through reverse repurchase agreements, dollar rolls and the issuance of preferred shares.  The Trust's leveraging strategy may not be successful.  See "Leverage," "Risks—Leverage Risk" and "Description of Shares—Preferred Shares."

Investment Advisor and Sub-Advisor
BlackRock Advisors, LLC ("BlackRock Advisors" or the "Advisor"), as the Trust's investment advisor, and its affiliate, BlackRock Financial Management, Inc. ("BlackRock Financial Management" or the "Sub-Advisor," and together with the Advisor, the "Advisors"), as the Trust's sub-advisor, will provide certain day-to-day investment management services to the Trust.  BlackRock Advisors will receive an annual fee, payable monthly, in an amount equal to       % of the average daily value of the Trust's total assets (which includes amounts borrowed for investment purposes).  See "Management of the Trust—Investment Management Agreements."

BlackRock Advisors will pay an annual sub-advisory fee to BlackRock Financial Management equal to         % of the management fee received by BlackRock Advisors.  See "Management of the Trust—Investment Management Agreements."

Distributions
Commencing with the Trust's initial dividend, the Trust intends to make regular quarterly cash distributions of all or a portion of its net investment income to common shareholders.  We expect to declare the initial quarterly dividend on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial quarterly dividend approximately 90 to 120 days after completion of this offering.  The Trust intends to pay any capital gains distributions at least annually.  See "Distributions" and "Leverage."

Various factors will affect the level of the Trust's income, including the asset mix, the average maturity of the Trust's portfolio and the Trust's use of hedging.  To permit the Trust to maintain a more stable quarterly distribution, the Trust may from time to time distribute less than the entire amount of income earned in a particular period.  The undistributed income would be available to supplement future distributions.  As a result, the distributions paid by the Trust for any particular quarterly period may be more or less than the amount of income actually earned by the Trust during that period.  Undistributed income will add to the Trust's net asset value (and indirectly benefits the Advisors by increasing their fees) and, correspondingly, distributions from undistributed income will reduce the Trust's net asset value.  See "Distributions."

Tender Offers
The Trust’s common shares will not be listed for trading on a securities exchange.  Accordingly, no secondary market for the Trust's common shares is expected to develop.  To provide limited liquidity to shareholders, beginning in 2011, the Advisor currently anticipates recommending to the Trust’s board of trustees that the Trust conduct annual tender offers for up to 25% of its common shares.  The Trust does not expect to make a tender offer for its common shares in 2009 or 2010.  In a tender offer, the Trust repurchases outstanding shares at the Trust's net asset value on the last day of the offer.  If a tender offer is not made, shareholders may not be able to sell their common shares.  The Trust's shares are less liquid than shares of funds traded on a securities exchange.  The Advisor may recommend that no tender offer be made in light of the current economic conditions and, if recommended, the board of trustees is not obligated to authorize a tender offer.  For example, if adverse market conditions cause the Trust’s investments to become illiquid or trade at depressed prices, the Trust may not conduct a tender offer.  Accordingly, there may be years in which no tender offer is made.  Outside of tender offers, shareholders may be unable to sell their common shares or may be able to sell them only at substantial discounts from net asset value.  See “Tenders Offers.”  A shareholder of the Trust who participates in any tender offer may exchange shares of the Trust into Class A Shares of certain other BlackRock sponsored open-end funds.  See “Tender Offers—Exchange Privilege.”

Custodian and Transfer Agent	PFPC Trust Co. will serve as the Trust's custodian, and PNC Global Investment Servicing, Inc. will serve as the Trust's transfer agent. See "Custodian and Transfer Agent."

Distribution Agreement
The Trust will enter into a Distribution Agreement (the "Distribution Agreement") with BlackRock Investments, Inc. (the "Distributor") to provide for the distribution of common shares.  The Distribution Agreement will provide that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Trust on a best efforts basis.

Financial intermediaries that sell common shares may impose fees, terms and conditions on investor accounts and investments in the Trust that are in addition to the terms and conditions imposed by the Trust.  Any fees, terms and conditions imposed by the financial intermediaries may affect or limit an investor's ability to purchase common shares or tender common shares for repurchase or otherwise transact business with the Trust.

Special Risk Considerations
No Operating History.  The Trust is a newly organized, diversified, closed-end management investment company with no operating history.  See "Risks—No Operating History."

Liquidity of Shares.  The Trust is designed primarily for long-term investors and an investment in the Trust’s common shares should be considered to be illiquid.  The Trust’s common shares will not be listed for trading on a securities exchange.  Accordingly, no secondary market for the Trust's common shares is expected to develop.  To provide limited liquidity to shareholders, beginning in 2011, the Advisor currently anticipates recommending to the Trust’s board of trustees that the Trust conduct annual tender offers for up to 25% of its common shares.  The Trust does not expect to make a tender offer for its common shares in 2009 or 2010.  In a tender offer, the Trust repurchases outstanding shares at the Trust's net asset value on the last day of the offer.  If a tender offer is not made, shareholders may not be able to sell their common shares.  The Trust's shares are less liquid than shares of funds traded on a securities exchange.  The Advisor may recommend that no tender offer be made in light of the current economic conditions and, if recommended, the board of trustees is not obligated to authorize a tender offer.  For example, if adverse market conditions cause the Trust's investments to become illiquid or trade at depressed prices, the Trust may not conduct a tender offer.  Accordingly, there may be years in which no tender offer is made.  Outside of tender offers, shareholders may be unable to sell their common shares or may be able to sell them only at substantial discounts from net asset value.

Investment and Market Risk.  An investment in the Trust's common shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in the Trust's common shares represents an indirect investment in the portfolio securities owned by the Trust, and the value of these securities will move up or down, sometimes rapidly and unpredictably.  The Trust intends to take advantage of current market dislocations by buying debt and other securities at depressed prices, but if such dislocations do not persist during the period when the Trust is investing the net proceeds of this offering, the Trust's returns may be adversely affected.  At any point in time an investment in the Trust's common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust.  See "Risks—Investment and Market Risk."

Senior Loan Risk.  Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower.  Senior Loans are usually rated below investment grade.  As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.  See "Risks—Below Investment Grade Securities Risk."  Senior Loans' higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization.  In addition, because their interest rates are typically adjusted for changes in short-term interest rates, Senior Loans generally are subject to less interest rate risk than other below investment grade securities, which are typically fixed rate.

There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities.  In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Trust's investments, and the Advisors rely primarily on their own evaluation of a borrower's credit quality rather than on any available independent sources.  As a result, the Trust is particularly dependent on the analytical abilities of the Advisors.

The Trust may invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers.  Such companies are more likely to default on their payments of interest and principal owed to the Trust, and such defaults could reduce the Trust's net asset value and income distributions.  An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs.  Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value.

No active trading market may exist for certain Senior Loans, which may impair the ability of the Trust to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans.  Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Trust may not be able to sell them quickly at a fair price.  To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  Illiquid securities are also difficult to value.

Although Senior Loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.  In the event of the bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan.  If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Trust will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the Senior Loans.  To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower.  Uncollateralized Senior Loans involve a greater risk of loss.  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Trust.  Such court action could under certain circumstances include invalidation of Senior Loans.

The Trust may acquire Senior Loan assignments or participations.  The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and, in any event, the Trust may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.  A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower.  In purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Trust may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Trust will be exposed to the credit risk of both the borrower and the institution selling the participation.  See "The Trust's Investments—Portfolio Composition—Senior Loans" and "Risks—Senior Loan Risk."

Second Lien Loans Risk.  Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans.  Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.  This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral.  Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans.  Second Lien Loans share the same risks as other below investment grade securities.  See "The Trust's Investments—Portfolio Composition—Second Lien Loans" and "Risks—Second Lien Loans Risk."

Mortgage-Backed Securities Risk.  The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

Mortgage-backed securities represent an interest in a pool of mortgages.  When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected.  Prepayments may also occur on a scheduled basis or due to foreclosure.  When market interest rates increase, the market values of mortgage-backed securities decline.  At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities.  As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of debt securities.  In addition, due to increased instability in the credit markets, the market for some mortgage-backed securities has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.  The Trust may invest in sub-prime mortgages or mortgage-backed securities that are backed by sub-prime mortgages. See "The Trust's Investments—Portfolio Composition—Mortgage-Backed Securities" and "Risks—Mortgage-Backed Securities Risk."

Asset-Backed Securities Risk.  Asset-backed securities involve certain risks in addition to those presented by mortgage-backed securities.  Asset-backed securities do not have the benefit of the same security interest in the underlying collateral as mortgage-backed securities and are more dependent on the borrower's ability to pay.  For example, asset-backed securities can be collateralized with credit card and automobile receivables.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.  See "The Trust's Investments—Portfolio Composition—Asset-Backed Securities" and "Risks—Asset-Backed Securities Risk."

Sub-Prime Mortgage Market Risk.  The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain mortgages and mortgage-related securities.  Delinquencies and losses on residential mortgage loans (especially sub-prime and second-line mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses.  Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.  Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy.  Largely due to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.  It is possible that such limited liquidity in such secondary markets could continue or worsen.  See "Risks—Sub-Prime Mortgage Market Risk."

TARP.  On October 3, 2008, the U.S. Congress enacted the Emergency Economic Stabilization Act of 2008 (the “EESA Act”), which included the Troubled Asset Relief Plan (“TARP”). TARP is a $700 billion program which permits the U.S. Secretary of the Treasury (the “Treasury Secretary”) to buy certain troubled assets.  Financial institutions eligible to participate in TARP include, but are not necessarily limited to, depository institutions, brokers and dealers and insurance companies that are established and regulated under U.S. laws and have significant operations in the U.S.  The announced initial focus of the EESA Act was commercial and residential mortgages and mortgage related securities, however, the Treasury Secretary is authorized to purchase any other type of financial instrument if the Treasury Secretary determines that such purchase is necessary to promote financial market stability. As of mid-November, the Treasury Secretary announced revisions to TARP including a shifted focus towards strengthening financial institution balance sheets through direct purchases of equity in financial institutions rather than on purchasing troubled assets.  The implications of government ownership and disposition of these assets and equity stakes are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of Trust’s investments.  Other governments may enact similar legislation.

Structured Products Risk.  The Trust may invest in structured products, including collateralized debt obligations ("CDOs"), collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), structured notes, credit-linked notes and other types of structured products.  Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.  The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized.  While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product's administrative and other expenses.  Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.  If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Trust.

Certain structured products may be thinly traded or have a limited trading market.  CBOs, CLOs and other CDOs are typically privately offered and sold, and thus are not registered under the securities laws.  As a result, investments in CBOs, CLOs and CDOs may be characterized by the Trust as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.  In addition to the general risks associated with debt securities discussed herein, CBOs, CLOs and CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CBOs, CLOs and CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks, including credit risk and market risk.  Where the Trust's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.  Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity.  Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.  See "The Trust's Investments—Portfolio Composition" and "Risks—Structured Products Risk."

Preferred Securities Risk.  There are special risks associated with investing in preferred securities, including:

Deferral.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.  If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity.  Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

        Limited Voting Rights.  Generally, preferred security

holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board.  Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.  In the case of trust preferred securities, as described under ''The Trust's Investments—Portfolio Composition,'' holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

Special Redemption Rights.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.  For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in Federal income tax or securities laws.  As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Trust.

New Types of Securities.  From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein.  The Trust reserves the right to invest in these securities if the Advisors believe that doing so would be consistent with the Trust's investment objectives and policies.  Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time.  In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Other Equity Securities Risk.  Although common stocks have historically generated higher average total returns than debt securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to debt securities.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust.  Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure.  Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.  See "Risks—Other Equity Securities Risk."

Variable Debt Risk.    The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Trust to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Trust is not entitled to exercise its demand rights, and the Trust could, for these or other reasons, suffer a loss with respect to such instruments. See "Risks—Variable Debt Risk."

Below Investment Grade Securities Risk.  The Trust may invest a substantial portion of its assets in credit securities that are rated below investment grade, which are commonly referred to as "junk bonds" and are regarded as predominately speculative with respect to the issuer's capacity to pay interest and repay principal.  Lower grade securities may be particularly susceptible to economic downturns.  It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities.  In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though high yielding, are characterized by high risk.  They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities.  The retail secondary market for lower grade securities may be less liquid than that for higher rated securities.  Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.  Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term.  See "The Trust's Investments—Portfolio Composition—Below Investment Grade Securities" and "Risks—Below Investment Grade Securities Risk."

Distressed and Defaulted Securities Risk.  Investments in the securities of financially distressed companies involve substantial risks.  These securities may present a substantial risk of default or may be in default at the time of investment.  The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.  In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer.  The Advisors' judgments about the credit quality of the issuer and the relative value of its securities may prove to be wrong.  See "The Trust's Investments—Portfolio Composition—Distressed and Defaulted Securities" and "Risks—Distressed and Defaulted Securities Risk."

Limited Term Risk.  It is anticipated that the Trust will terminate on or before December 31, 2014.   While the Advisors expect the Trust to maintain a term of six years, the Trust's term may be shorter depending on market conditions.  Beginning in 2012, the board of trustees of the Trust will meet at least annually to consider liquidating all or a portion the Trust and distributing the liquidated portion of its assets to shareholders.  The Trust currently anticipates that it will begin liquidating in 2012 and that it will distribute the liquidated portion of its assets to shareholders, in amounts to be determined in the board of trustees’

sole discretion, in 2012, 2013 and 2014.  As the assets of the Trust will be liquidated in connection with its termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the trust to lose money.  As the Trust approaches its termination date, the portfolio composition of the Trust may change as more of its original credit securities mature or are called or sold, which may cause the Trust's returns to decrease and the market price of the common shares to fall.  Rather than reinvesting the proceeds of its matured, called or sold credit securities, the Trust may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Trust's fixed expenses to increase when expressed as a percentage of assets under management, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect the performance of the Trust.  The board of trustees may choose to terminate the Trust prior to the required termination date, which would cause the Trust to miss any market appreciation that occurs after the Trust is terminated.  Conversely, the board of trustees may decide against early termination, after which decision, market conditions may deteriorate and the Trust may experience losses.  Upon its termination, the Trust will have distributed substantially all of its net assets to shareholders.  See "Risks—Limited Term Risk."

Leverage Risk.  The Trust does not currently anticipate using leverage.  However, the Trust is authorized to borrow money in amounts of up to 33⅓% of the value of its total assets (which includes amounts borrowed for investment purposes) at the time of such borrowings to purchase portfolio securities and for portfolio management purposes.  The Trust may also borrow money for other lawful purposes, including to finance the purchase of common shares. The use of leverage through reverse repurchase agreements, dollar roll transactions, borrowing of money or the issuance of preferred shares to purchase additional securities creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares.  Leverage is a speculative technique that exposes the Trust to greater risk and increased costs than if it were not implemented.  Increases and decreases in the value of the Trust's portfolio will be magnified when the Trust uses leverage.  As a result, leverage may cause greater changes in the Trust's net asset value.  The Trust will also have to pay interest on its borrowings, if any, which may reduce the Trust's return.  This interest expense may be greater than the Trust's return on the underlying investment.  The Trust's leveraging strategy may not be successful.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Trust expenses, that the market value of the securities sold by the Trust may decline below the price of the securities the Trust is obligated to repurchase and that the securities may not be returned to the Trust.  There is no assurance that reverse repurchase agreements can be successfully employed.

Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to whom the Trust sells securities becomes insolvent, the Trust's right to purchase or repurchase securities may be restricted.  Successful use of dollar rolls may depend upon the Advisors' ability to correctly predict interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.

Although the Trust does not have any immediate intention to do so, the Trust may in the future issue preferred shares as a form of financial leverage.  Any such preferred shares of the Trust would be senior the Trust's common shares, such that holders of preferred shares, would have priority over the distribution of the Trust's assets, including dividends and liquidating distributions.  If preferred shares are issued and outstanding, holders of the preferred shares would elect two trustees of the Trust, voting separately as a class.  See "Leverage" and "Risks—Leverage Risk.

Credit Risk.  Credit risk is the risk that one or more debt securities in the Trust's portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status.  If the recent adverse conditions in the credit markets continue to adversely affect the broader economy, the credit quality of issuers of credit securities in which the Trust may invest would be more likely to decline, all other things being equal.  While a senior position in the capital structure of a borrower may provide some protection with respect to the Trust's investments in Senior Loans, losses may still occur.  To the extent the Trust invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities.  The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities.  Securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default.  In addition, the Trust's use of credit derivatives will expose it to additional risk in the event that the bonds underlying the derivatives default.  See "Risks—Credit Risk."

Interest Rate Risk.  The value of certain debt securities in the Trust's portfolio could be affected by interest rate fluctuations.  When interest rates decline, the value of fixed rate securities can be expected to rise.  Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline.  Recent adverse conditions in the credit markets may cause interest rates to rise.  Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of floating rate securities (due to the fact that rates only reset periodically), the values of these securities are substantially less sensitive to changes in market interest rates than fixed rate instruments.  Fluctuations in the value of the Trust's securities will not affect interest income on existing securities, but will be reflected in the Trust's net asset value.  The Trust may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Trust's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.  See "Risks—Interest Rate Risk."

Prepayment Risk.  During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled.  For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Trust to reinvest in lower yielding securities, resulting in a possible decline in the Trust's income and distributions to shareholders.  This is known as prepayment or "call" risk.  Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection").  An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.  Senior Loans and Second Lien Loans typically do not have call protection.  For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Trust, prepayment risk may be enhanced.  See "Risks—Prepayment Risk."

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money.  As inflation increases, the real value of the common shares and distributions on those shares can decline.  In addition, during any periods of rising inflation, interest rates on any borrowings by the Trust would likely increase, which would tend to further reduce returns to the holders of common shares.  See "Risks—Inflation Risk."

Liquidity Risk.  The Trust may invest without limitation in Senior Loans, Second Lien Loans and other credit securities and related securities for which there is no readily available trading market or which are otherwise illiquid.  The Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.  Limited liquidity can also affect the market price of securities, thereby adversely affecting the Trust's net asset value and ability to make dividend distributions.

Some Senior Loans and Second Lien Loans are not readily marketable and may be subject to restrictions on resale.  Senior Loans and Second Lien Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for some of the Senior Loans and Second Lien Loans in which the Trust will invest.  Where a secondary market exists, the market for some Senior Loans and Second Lien Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  The Trust has no limitation on the amount of its assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.  See "Risks—Liquidity Risk."

Recent Developments.  Recent instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financings or refinancing for their investment or lending activities or operations.  There is a risk that such issuers will be unable to successfully complete such financings or refinancings.  In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.  There is also a risk that developments in sectors of the credit markets in which the Trust does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Trust does invest, including securities owned by the Trust.  The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things.  These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These recent events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of Senior Loans to finance their operations.  These developments may increase the volatility of the value of securities owned by the Trust.  These developments also may make it more difficult for the Trust to accurately value its securities or to sell its securities on a timely basis.  These developments could adversely affect the ability of the Trust to borrow for investment purposes, if it chose to do so, and increase the cost of such borrowings, which would reduce returns to the holders of common shares.  These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Trust to make payments of principal and interest when due, lead to lower credit ratings and increased defaults.  Such developments could, in turn, reduce the value of securities owned by the Trust and adversely affect the net asset value and market price of the Trust's common shares.  In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Trust’s portfolio.

We are currently in a period of capital markets disruption and instability.  We believe that in 2007 and into 2008, the U.S. capital markets entered into a period of disruption as evidenced by increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities and a lack of liquidity in parts of the debt capital markets. We believe the United States and other countries are also in a period of slowing economic growth or perhaps a recession, and these conditions may continue for a prolonged period of time or worsen in the future.  This period may increase the probability that these risks could negatively impact the Trust’s portfolio.  See "Risks—Recent Developments."

Government Intervention in Financial Markets. The recent instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Trust invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Trust itself is regulated.  Such legislation or regulation could limit or preclude the Trust’s ability to achieve its investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Trust’s portfolio holdings.  Furthermore, volatile financial markets can expose the Trust to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Trust.  The Advisor will monitor developments and seek to manage the Trust’s portfolio in a manner consistent with achieving the Trust’s investment objectives, but there can be no assurance that it will be successful in doing so.

Market Disruption and Geopolitical Risk.  The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.  The Trust does not know how long the securities markets may be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.  See "Risks—Market Disruption and Geopolitical Risk."

Non-U.S. Securities Risk.  The Trust may invest in securities of non-U.S. issuers ("Non-U.S. Securities").  Such investments involve certain risks not involved in domestic investments.  Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of Non-U.S. Securities can be more volatile.  Certain foreign countries may impose restrictions on the ability of issuers of Non-U.S. Securities to make payments of principal and interest to investors located outside the country.  In addition, the Trust will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Trust to lose money on its investments in Non-U.S. Securities.  The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves.  The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates.  See "Risks—Non-U.S. Securities Risk."

Emerging Markets Risk.  The Trust may invest in Non-U.S. Securities of issuers in so-called "emerging markets" (or lesser developed countries).  Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree.  "Emerging market" countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.  Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees.  These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Trust.  Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.  See "Risks—Emerging Markets Risk."

Foreign Currency Risk.  Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments.  Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.  The Advisor may, but is not required to, elect for the Trust to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions.  In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.  See "Risks—Foreign Currency Risk."

Swap Risk.  The Trust may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars.  Such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs.  Swaps generally do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Trust is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Trust is contractually entitled to receive.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  However, as a result of recent financial turmoil, it is possible that swaps will come under new governmental regulation.  The Advisors cannot predict the effects of any new governmental regulation on the ability of the Trust to use swaps and there can be no assurance that such regulation will not adversely affect the Trust's portfolio.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.  If the Advisors are incorrect in their forecasts of market values, interest rates or currency exchange rates, the investment performance of the Trust would be less favorable than it would have been if these investment techniques were not used.  See "The Trust's Investments—Other Investment Techniques" and "Risks—Swap Risk."

Senior Loan Based Derivatives Risk.  The Trust may obtain exposure to Senior Loans through the use of derivative instruments.  The Trust may invest in a derivative instrument known as a Select Aggregate Market Index ("SAMI"), which consists of a basket of credit default swaps whose underlying reference securities are a basket of Senior Loans.  Investments in a SAMI involve many of the risks associated with investments in derivatives more generally.  Derivative transactions involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions.  The potential loss on derivative instruments may be substantial relative to the initial investment therein.  The Trust may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations.  See "Risks—Senior Loan Based Derivatives Risk."

Credit Derivatives Risk.  The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.  If the Advisors are incorrect in their forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used.  Moreover, even if the Advisors are correct in their forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected.  The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protected.  See "Risks—Credit Derivatives Risk."

Strategic Transactions Risk.  The Trust may engage in various other portfolio strategies, including interest rate and foreign currency transactions, options, futures and other derivatives transactions ("Strategic Transactions"), for hedging and risk management purposes and to enhance total return.  The use of Strategic Transactions to enhance total return may be particularly speculative.  Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments.  Furthermore, the Trust's ability to successfully use Strategic Transactions depends on the Advisors' ability to predict pertinent market movements, which cannot be assured.  The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell.  Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.  See "The Trust's Investments—Other Investment Techniques—Strategic Transactions" and "Risks—Strategic Transactions Risk."

Securities Lending Risk.  The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust.  Securities lending is subject to the risk that loaned securities may not be available to the Trust on a timely basis and the Trust may therefore lose the opportunity to sell the securities at a desirable price.  Any loss in the market price of securities loaned by the Trust that occurs during the term of the loan would be borne by the Trust and would adversely affect the Trust's performance.  Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Anti-Takeover Provisions.  The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status.  These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.  See "Certain Provisions in the Agreement and Declaration of Trust."

Given the risks described above, an investment in the common shares may not be appropriate for all investors.  You should carefully consider your ability to assume these risks before making an investment in the Trust.

SUMMARY OF TRUST EXPENSES

The following table shows Trust expenses as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	% (1)
Offering expenses borne by the Trust (as a percentage of offering price)	% (2)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management fees	%
Other expenses	%
Total annual expenses	%

(1)
The Trust may pay ongoing compensation to the Distributor on an annual basis, which may be reallowed to Selling Agents, in connection with the sale of common shares up to an amount equal to       % of the net asset value of the common shares owned by customers of the Selling Agent.  The Trust may also pay ongoing compensation to the Distributor on an annual basis, which may be reallowed to Selling Agents, in connection with the provision of ongoing shareholder services up to an amount equal to       % of the net asset value of common shares owned by customers of the Selling Agent.  The Distributor, as described below, may retain compensation not reallowed to Selling Agents.  See “Sales Charges.”

(2)
The Trust will pay and expense its organizational costs in full out of its seed capital prior to completion of this offering.  BlackRock Advisors has agreed to pay offering costs, and not organizational costs, of the Trust (other than the sales load) that, when added to the Trust's organizational costs, exceed $     per common share (       % of the offering price).  Assuming an offering of             common shares for $           , the total offering costs are estimated to be $              , $             of which would be borne by the Trust (after taking into account organizational costs) and $             of which would be paid by BlackRock Advisors.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly.  The expenses shown in the table under "Other expenses" and "Total annual expenses" are based on estimated amounts for the Trust's first full year of operations and assume that the Trust issues           common shares.  If the Trust issues fewer common shares, all other things being equal, these expenses, as a percentage of the Trust's net assets attributable to common shares, would increase.

The following example* illustrates the expenses (including the offering expenses borne by the Trust and the sales load of $     ) that you would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of              % of net assets and (2) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$
____________________
*
The example should not be considered a representation of future expenses.  Actual expenses may be greater or less than those assumed. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value.  Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE TRUST

The Trust is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act").  The Trust was organized as a Delaware statutory trust on November 12, 2008, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware.  The Trust has no operating history.  The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

It is anticipated that the Trust will terminate on or before December 31, 2014.   While the Advisors expect the Trust to maintain a term of six years, the Trust's term may be shorter depending on market conditions.  Beginning in 2012, the board of trustees of the Trust will meet at least annually to consider liquidating all or a portion of the Trust and distributing the liquidated portion of its assets to shareholders.  The Trust currently anticipates that it will begin liquidating in 2012 and that it will distribute the liquidated portion of its assets to shareholders, in amounts to be determined in the board of trustees’ sole discretion, in 2012, 2013 and 2014. Upon its termination, the Trust will have distributed substantially all of its net assets to shareholders.  The Trust's investment objectives and policies are not designed to seek to return to investors that purchase shares of this offering their initial investment on the termination date, and such initial investors and any investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.  See "Certain Provisions in the Agreement and Declaration of Trust."

USE OF PROCEEDS

The Trust is offering, pursuant to this prospectus on a best efforts basis, common shares at a purchase price equal to their net asset value of $1,000 per share plus sales charges of up to $       .  The offering price is subject to reduction to the extent sales charges may be reduced as described in “Sales Charges” below. The minimum required purchase by each investor is 250 shares.  However, the Trust, in its sole discretion, may accept investments below these minimums.  Please note that a Selling Agent may establish higher minimum investments above these minimums.  See “Plan of Distribution.”   The termination date of the offering is            , 2009.  The Trust will invest the net proceeds of this offering in accordance with the Trust's investment objectives and policies as stated herein.  We currently anticipate that the Trust will be able to invest substantially all of the net proceeds of this offering in securities that meet the Trust's investment objectives and policies within approximately six months after the completion of this offering.  Pending such investment, it is anticipated that the proceeds will be invested in short-term debt securities.

THE TRUST'S INVESTMENTS

Investment Objectives and Policies

The Trust's primary investment objective is to seek high current income, with a secondary objective of capital appreciation.  There can be no assurance that the Trust will achieve its investment objectives.  The Trust's investment objectives may be changed without prior shareholder approval.

The Trust seeks to achieve its investment objectives by investing substantially all of its assets in a portfolio of loan and debt instruments and loan-related and debt-related instruments (collectively "credit securities") and other securities described below.

Under normal market conditions, the Trust will invest at least 80% of its assets in any combination of the following securities: (i) senior secured floating rate and fixed rate loans or debt ("Senior Loans"); (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt ("Second Lien Loans"); (iii) credit securities that are rated below investment grade by a nationally recognized credit rating organization or unrated securities that are deemed to be of comparable quality, which securities are commonly known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and which may include distressed and defaulted securities; (iv) investment grade corporate bonds; (v) mortgage related securities and asset-backed securities; (vi) U.S. Government and agency securities; (vii) preferred securities; and (viii) collateralized debt and loan obligations.  The Trust may invest up to 20% of its assets in other securities, including common stocks, convertible securities, warrants and depository receipts.  The Trust will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Trust unless such change was previously approved by shareholders.

The percentage limitations applicable to the Trust's portfolio described in the prospectus apply only at the time of investment and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.

The Trust may invest in debt securities of any credit quality, maturity and duration.  The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, including issuers located in emerging market countries, and of issuers that operate in any industry. The Trust may also invest in swaps, including credit default, total return, index and interest rate swaps.  To the extent that the Trust invests in structured products or swaps with economic characteristics similar to credit securities, the value of such investments will be counted as credit securities for purposes of the Trust's 80% policy.

In addition to the use of swaps discussed above, the Trust may use various other investment techniques, including interest rate and foreign currency transactions, options, futures and other derivative transactions ("Strategic Transactions"), for hedging and risk management purposes or to enhance total return.  See "The Trust's Investments—Other Investment Techniques—Strategic Transactions."  In connection with the Trust's ability to use leverage, the Trust may enter into interest rate swap or cap transactions.  See "The Trust's Investments—Other Investment Techniques—Interest Rate Transactions."  The Trust does not currently anticipate using leverage.  The Trust may also engage in securities lending.  See "The Trust's Investments—Other Investment Techniques—Securities Lending."

The Trust may invest in below investment grade securities.  A significant portion of the Trust’s portfolio may consist of below investment grade securities.  Below investment grade securities, commonly referred to as "junk bonds," are credit securities that are rated below investment grade by the national rating agencies that cover the security, or, if unrated, are determined to be of comparable quality by the Advisors.  Moody's Investors Service, Inc. ("Moody's") considers securities rated Ba or lower to be below investment grade and Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Fitch Ratings ("Fitch") consider securities rated BB or lower to be below investment grade.  Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to an issuer's capacity to pay interest and repay principal.  Senior Loans, Second Lien Loans and emerging market credit securities are generally rated below investment grade.

The Trust may invest in illiquid securities and securities for which prices are not readily available without limit.  The Trust may implement various temporary "defensive" strategies at times when the Advisors determine that conditions in the markets make pursuing the Trust's basic investment strategy inconsistent with the best interests of its shareholders.  These strategies may include investing all or a portion of the Trust's assets in U.S. Government obligations and high-quality, short-term debt securities.  See "The Trust's Investment's—Portfolio Composition—Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period; Termination."

The Trust does not currently anticipate borrowing funds and/or issuing preferred shares in order to buy additional securities.  However, the Trust is authorized to borrow money in amounts of up to 33⅓% of the value of its total assets (which includes amounts borrowed for investment purposes) at the time of such borrowings to purchase portfolio securities and for portfolio management purposes.  This practice is known as “leverage.”  The Trust may also borrow money for other lawful purposes, including to finance the purchase of common shares.  The Trust may borrow from banks and other financial institutions, and it may also borrow through reverse repurchase agreements, dollar rolls and the issuance of preferred shares.  The use of borrowings to leverage the common shares can create risks.  See "Risks—Leverage Risk."

Portfolio Composition

The Trust's portfolio will be composed principally of the following investments.  A more detailed description of the Trust's investment policies and restrictions and more detailed information about the Trust's portfolio investments are contained in the Statement of Additional Information.

Senior Loans.  Senior Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower.  The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes.  Senior Loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread.  These base lending rates are primarily the London-Interbank Offered Rate and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually.  Longer interest rate reset periods generally increase fluctuations in the Trust's net asset value as a result of changes in market interest rates.  The Trust is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio.  As a result, as short-term interest rates increase, interest payable to the Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Trust from its investments in Senior Loans should decrease.  Because of prepayments, the Advisors expect the average life of the Senior Loans in which the Trust invests to be shorter than the stated maturity.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal.  Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust.  There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.  In the event of bankruptcy of a Borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan.  The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a Borrower.  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.  If interest were required to be refunded, it could negatively affect the Trust's performance.

Many Senior Loans in which the Trust will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission, or any state securities commission, and will not be listed on any national securities exchange.  The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities.  In evaluating the creditworthiness of Borrowers, the Advisors will consider, and may rely in part, on analyses performed by others.  Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency.  Many of the Senior Loans in which the Trust will invest will have been assigned below investment grade ratings by independent rating agencies.  In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality.  Because of the protective features of Senior Loans, the Advisors believe that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations.  The Advisors do not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.

No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale.  A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Trust's net asset value.  In addition, the Trust may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Trust could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.  During periods of limited supply and liquidity of Senior Loans, the Trust's yield may be lower.  See "Risks—Liquidity Risk" and "Risks—Senior Loan Risk."

When interest rates decline, the value of a fund invested in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a fund invested in fixed rate obligations can be expected to decline.  Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments.  As a result, to the extent the Trust invests in floating-rate Senior Loans, the Trust's portfolio may be less volatile and less sensitive to changes in market interest rates than if the Trust invested in fixed rate obligations.  Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Trust's net asset value.  Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Trust's net asset value.

The Trust may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring.  Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss.  At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Trust may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

The Trust may purchase Senior Loans on a direct assignment basis.  If the Trust purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender.  Investments in Senior Loans on a direct assignment basis may involve additional risks to the Trust.  For example, if such loan is foreclosed, the Trust could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

The Trust may also purchase, without limitation, participations in Senior Loans.  The participation by the Trust in a lender's portion of a Senior Loan typically will result in the Trust having a contractual relationship only with such lender, not with the Borrower.  As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower.  Such indebtedness may be secured or unsecured.  Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Trust may participate in such syndications, or can buy part of a loan, becoming a part lender.  When purchasing loan participations, the Trust assumes the credit risk associated with the Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The participation interests in which the Trust intends to invest may not be rated by any nationally recognized rating service.  Given the current structure of the markets for loan participations and assignments, the Trust expects to treat these securities as illiquid.

The Advisors may use an independent pricing service or prices provided by dealers to value loans and other credit securities at their market value.  The Advisors will use the fair value method to value Senior Loans or other securities if market quotations for them are not readily available or are deemed unreliable.  A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

Second Lien Loans.  The Trust may invest in Second Lien Loans, which have the same characteristics as Senior Loans except that such loans are second in lien property rather than first.  Second Lien Loans typically have adjustable floating rate interest payments.  Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral.  In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan.  It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Trust.

Mortgage Backed Securities Mortgage-backed securities are structured debt obligations collateralized by pools of commercial or residential mortgages.  Pools of mortgage loans and mortgage-related loans such as mezzanine loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  These securities may include complex instruments such as collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities.  The mortgage-backed securities in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.  The Trust may invest in residential and commercial mortgage-backed securities, including residual interests, issued by governmental entities and private issuers, including subordinated mortgage-related securities.  The Trust may invest in sub-prime mortgages or mortgage-backed securities that are backed by sub-prime mortgages.  Other mortgage related securities that the Trust may invest in are described below.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities ("CMBS") generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties.  CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans.  This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated CMBS") take the first loss if there are defaults on the underlying commercial mortgage loans.  Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

The Trust may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers.  Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages.  The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities.  On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool.  Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed income securities and senior mortgage-related securities.

The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family mortgage-related securities.  In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending.  Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans.  In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.  Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.

Government Agency Securities.  Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Government-Related Securities.  Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States created pursuant to an act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Private Entity Securities.  These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers.  Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.  There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss.  No insurance or guarantee covers the Trust or the price of the Trust's shares.  Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Collateralized Mortgage Obligations. A collateralized mortgage obligation ("CMO") is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans.  CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or (e) any combination thereof.  Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date.  Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.  The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways.  One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index).  These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon.  The Trust also may invest in inverse floating rate CMOs.  Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR.  Accordingly, the coupon rate thereon will increase as interest rates decrease.  Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.  Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes.  The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor.  Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.  The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin.  The Trust's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities.  It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities.  The Trust also may invest in stripped mortgage-backed securities ("Stripped Mortgage-Backed Securities").  Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments.  Mortgage securities may be partially stripped so that each investor class receives some interest and some principal.  When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO.  Strips can be created in a pass-through structure or as tranches of a CMO.  The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may not fully recoup its initial investment in IOs.  Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

REITs.  A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code.  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.  REITs are characterized as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for REIT status under the Code or to maintain exemption from the Investment Company Act.

Sub-prime mortgages. Sub-prime mortgages are mortgages rated below “A” by S&P, Moody's or Fitch. Historically, sub-prime mortgage loans have been made to borrowers with blemished (or non-existent) credit records, and the borrower is charged a higher interest rate to compensate for the greater risk of delinquency and the higher costs of loan servicing and collection. Sub-prime mortgages are subject to both state and federal anti-predatory lending statutes that carry potential liability to secondary market purchasers such as the Trust. Sub-prime mortgages have certain characteristics and associated risks similar to below investment grade securities, including a higher degree of credit risk, and certain characteristics and associated risks similar to mortgage-backed securities, including prepayment risk. See "Risk Factors—Sub-Prime Mortgage Market Risk."

Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals.  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Collateralized Bond Obligations.  The Trust may invest in collateralized bond obligations ("CBOs"), which are structured securities backed by a diversified pool of high yield, public or private debt securities.  These may be fixed pools or may be "market value" (or managed) pools of collateral.  The pool of high yield securities is typically separated into tranches representing different degrees of credit quality.  The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate.  Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks.  The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate.  The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool.  Under normal market conditions, the Trust expects to invest in the lower tranches of CBOs, and the entire principal amount of an investment in a lower tranche of a CBO may be lost if there are too many defaults in the pool.

Collateralized Loan Obligations.  A collateralized loan obligation ("CLO") is a structured debt security, issued by a financing company (generally called a Special Purpose Vehicle or "SPV"), that was created to reapportion the risk and return characteristics of a pool of assets.  The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV.  The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO.  The SPV is a company founded solely for the purpose of securitizing payment claims and its only asset is the risk arising out of this diversified asset pool.  On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets.  The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

Asset Backed Securities.  The Trust may invest in asset-backed securities.  Asset-backed securities are a form of structured debt obligation.  The securitization techniques used for asset-backed securities are similar to those used for mortgage-backed securities.  The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.  The Trust may invest in these and other types of asset-backed securities that may be developed in the future.  Asset-backed securities present certain risks that are not presented by mortgage-related securities.  Primarily, these securities may provide the Trust with a less effective security interest in the related collateral than do mortgage-related securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Corporate Bonds.  The Trust may invest in corporate bonds.  The investment return of corporate bonds reflects interest on the security and changes in the market value of the security.  The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates.  The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place.  There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Preferred Securities.  The Trust may invest in preferred securities.  There are two basic types of preferred securities. The first, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional Preferred Securities.  Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Trust determine not to pay dividends on such stock, the amount of dividends the Trust pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Trust invests will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction."  Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Trust's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Pursuant to the Dividends Received Deduction, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities that are paid out of earnings and profits of a domestic issuer. Corporate shareholders of a regulated investment company like the Trust generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the Dividends Received Deduction.

Trust Preferred Securities.  Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Trust preferred securities include but are not limited to trust originated preferred securities ("TOPRS(R)")*; monthly income preferred securities ("MIPS(R)"); quarterly income bond securities ("QUIBS(R)"); quarterly income debt securities ("QUIDS(R)"); quarterly income preferred securities ("QUIPS/SM/"); corporate trust securities ("CORTS(R)"); public income notes ("PINES(R)"); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company.  Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the Dividends Received Deduction. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

Other Equity Securities.  The Trust may invest up to 20% of its assets in other equity securities, including common stocks, convertible securities, warrants, depository receipts, exchange-traded funds ("ETFs") and equity interests in REITs.  Common stock represents an equity ownership interest in a company.  The Trust may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks.  If the Trust invests in common stocks, historical trends would indicate that the Trust's portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.  For more information regarding convertible securities, warrants, depository receipts, ETFs and REITs, see "Investment Policies and Techniques—Equity Securities" in the Statement of Additional Information.

Below Investment Grade Securities.  The Trust may invest in below investment grade securities, such as those rated Ba or lower by Moody's and BB or lower by S&P or Fitch or securities comparably rated by other rating agencies, or in unrated securities determined by the Advisors to be of comparable quality, without limit.  A significant portion of the Trust’s portfolio may consist of below investment grade securities.  Securities rated Ba by Moody's are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate.  Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  Securities rated C by the Advisors are regarded as having extremely poor prospects of ever attaining any real investment standing.  Securities rated D by the Advisors are in default and the payment of interest
__________________
* TOPRS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks and QUIPS is a service mark owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley. CORTS and PINES are registered service marks owned by Salomon Smith Barney Inc.

and/or repayment of principal is in arrears.  When the Advisors believe it to be in the best interests of the Trust's shareholders, the Trust will reduce its investment in lower grade securities.

Lower grade securities, though higher yielding, are characterized by high risk.  They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities.  The retail secondary market for lower grade securities may be less liquid than that of higher rated securities.  Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

The prices of credit securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities.  Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.  This higher coupon is what the investor receives in return for bearing greater credit risk.  The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Trust's relative share price volatility.

The ratings of Moody's, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate.  Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal.  To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on the Advisors' credit analysis than would be the case when the Trust invests in rated securities.

Distressed and Defaulted Securities.  The Trust may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default.  Such investments generally trade significantly below par and are considered speculative.  The repayment of defaulted obligations is subject to significant uncertainties.  Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments.  Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Non-U.S. Securities.  The Trust may invest without limit in securities of non-U.S. issuers ("Non-U.S. Securities").  Some Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Trust will be subject to additional risks if it invests in Non-U.S. Securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.  Because Non-U.S. Securities trade on days when the common shares are not priced, net asset value can change at times when common shares cannot be sold.

Emerging Markets Investments.  Investing in emerging market issuers may involve unique risks compared to investing in the securities of U.S. issuers.  These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings, commonly referred to as "Brady Bonds"; (b) debt obligations of supranational entities; (c) debt obligations and other debt securities of foreign corporate issuers; (d) debt obligations of U.S. corporate issuers; (e) credit securities issued by corporations that generate significant profits from emerging market countries; and (f) structured securities, including but not limited to, warrants, options and other derivatives, whose price is directly linked to emerging market securities or indices.  The Trust may also invest in securities denominated in currencies of emerging market countries.  Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.  There is no minimum rating criteria for the Trust's investments in such securities.  These issuers maybe subject to risks that do not apply to issuers in larger, more developed countries.  These risks are more pronounced to the extent the Trust invests significantly in one country.  Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.  Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets.  In a changing market, the Advisors may not be able to sell the Trust's portfolio securities in amounts and at prices they consider reasonable.  The U.S. dollar may appreciate against non-U.S. currencies or an emerging market government may impose restrictions on currency conversion or trading.  The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.  Economic, political and social developments may adversely affect non-U.S. securities markets.

Senior Loan Based Derivatives.  The Trust may obtain exposure to Senior Loans through the use of derivative instruments, which have recently become increasingly available.  The Advisors may utilize these instruments and similar instruments that may be available in the future.  The Trust may invest in a derivative instrument known as a Select Aggregate Market Index ("SAMI"), which provides investors with exposure to a reference basket of Senior Loans.  SAMIs are structured as floating rate instruments.  SAMIs consist of a basket of credit default swaps whose underlying reference securities are senior secured loans.  While investing in SAMIs will increase the universe of floating rate credit securities to which the Trust is exposed, such investments entail risks that are not typically associated with investments in other floating rate credit securities.  The liquidity of the market for SAMIs will be subject to liquidity in the secured loan and credit derivatives markets.  Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally below.  The Trust may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations.  Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions.  The potential loss on derivative instruments may be substantial relative to the initial investment therein.

Credit Derivatives.  The Trust may engage in credit derivative transactions.  There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives.  Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively.  Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.  There are three basic transactional forms for credit derivatives:  swaps, options and structured instruments.  A credit default swap is an agreement between two counterparties that allows one counterparty (the "seller") to purchase or be "long" a third party's credit risk and the other party (the "buyer") to sell or be "short" the credit risk.  Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond.  In exchange, the seller typically has the right upon default of the underlying bond to put the bond to the buyer in exchange for the bond's par value plus interest.  Credit default swaps can be used as a substitute for purchasing or selling a credit security and sometimes is preferable to actually purchasing the security.  A purchaser of a credit default swap is subject to counterparty risk.  The Trust will monitor any such swaps or derivatives with a view towards ensuring that the Trust remains in compliance with all applicable regulatory investment policy and tax requirements.

Credit-Linked Notes.  The Trust may invest in credit-linked notes ("CLN") for risk management purposes, including diversification.  A CLN is a derivative instrument.  It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation).  In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Sovereign Government and Supranational Debt.  The Trust may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries.  These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community.  A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.  Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation.

Other Investment Companies.  The Trust may invest up to 10% of its assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Trust may invest directly.  The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the fixed income market.  As a shareholder in an investment company, the Trust would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested.  Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies.  The Advisors will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments.  The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject.  As described in this prospectus in the sections entitled "Leverage" and "Risks—Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.  Investment companies may have investment policies that differ from those of the Trust.  In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than those employed by the Advisors.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period; Termination.  During the period in which the net proceeds of this offering of common shares are being invested or during periods in which the Advisors determine that they are temporarily unable to follow the Trust's investment strategy or that it is impractical to do so, the Trust may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt securities.  See "Investment Policies and Techniques—Cash Equivalents and Short-Term Debt Securities" in the Statement of Additional Information.  The Advisors' determination that they are temporarily unable to follow the Trust's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust's investment strategy is extremely limited or absent.

It is anticipated that the Trust will terminate no later than December 31, 2014, although the board of trustees of the Trust may choose to terminate the Trust prior to this date.  As the Trust approaches its termination date, the portfolio composition of the Trust may change as more of its original credit securities mature or are called or sold.  Rather than reinvesting the proceeds of its matured, called or sold credit securities, the Trust may invest the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust.

Other Investment Techniques

Strategic Transactions.  In addition to credit derivatives and Senior Loan based derivatives, the Trust may, but is not required to, use various other Strategic Transactions described below for hedging and risk management purposes or to enhance total return.  Such Strategic Transactions are commonly used in modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors.  Although the Advisors seek to use Strategic Transactions to further the Trust's investment objectives, no assurance can be given that they will be successful.

The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars (see "—Interest Rate Transactions" below) and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps.  The Trust also may purchase derivative instruments that combine features of these instruments.  Collectively, all of the above are referred to as "Strategic Transactions."  The Trust generally uses Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the Trust's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  The Trust may use Strategic Transactions to enhance total return, although the Trust will commit variation margin for Strategic Transactions that involve futures contracts in accordance with the rules of the Commodity Futures Trading Commission.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments.  Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors' ability to predict pertinent market movements, which cannot be assured.  Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell.  The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency on a specified date.  Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.  A more complete discussion of Strategic Transactions and their risks is contained in the Trust's Statement of Additional Information under the heading "Investment Policies and Techniques—Strategic Transactions and Risk Management."

Interest Rate Transactions.  In connection with the Trust's ability to use leverage through borrowing funds and/or issuing preferred shares, the Trust may enter into interest rate swap or cap transactions.  The Trust does not currently anticipate using leverage.  Interest rate swaps involve the Trust's agreement with the swap counterparty to pay a fixed rate payment on a notional amount in exchange for the counterparty paying the Trust a variable rate payment on a notional amount that is intended to approximate the Trust's variable rate payment obligation on preferred shares or any variable rate borrowing.  The payment obligation would be based on the notional amount of the swap.

The Trust may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.  The Trust would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

The Trust will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments.  The Trust intends to designate on its books and records cash or liquid securities having a value at least equal to the Trust's net payment obligations under any swap transaction, marked to market daily.  The Trust has no current intention of selling interest rate swaps or caps.  The Trust would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Trust's leverage.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  Depending on the state of interest rates in general, the Trust's use of interest rate swaps or caps could enhance or harm the overall performance or the common shares.  To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares.  In addition, if short-term interest rates are lower than the Trust's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings.  If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings.  Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense.  Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Trust to the counterparty exceeds the additional amount the Trust would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps generally do not involve the delivery of securities or other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest or premium payments that the Trust is contractually obligated to make.  If the counterparty defaults, the Trust would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on its preferred shares or interest payments on borrowing.  Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

Although the Trust cannot eliminate counterparty risk, the Trust will not enter into an interest rate swap or cap transaction with any counterparty that the Advisors believe does not have the financial resources to honor its obligation under the interest rate swap or cap transaction.  Further, the Advisors will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Trust's investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transactions.  If this occurs, it could have a negative impact on the performance of the common shares.

The Trust may choose or be required to redeem some or all of any preferred shares outstanding or prepay any borrowings.  This redemption would likely result in the Trust seeking to terminate early all, or a portion of, any swap or cap transaction.  Such early termination of a swap could result in a termination payment by or to the Trust.  An early termination of a cap could result in a termination payment to the Trust.

The Trust may also use interest rate transactions in connection with the management of its portfolio.  See "—Strategic Transactions" above for additional information.

Securities Lending.  The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions").  By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan.  Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.  The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act and any rules promulgated thereunder or exemptive relief from the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value.  The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33⅓% of the value of the Trust's total assets (including such loans).  Loan arrangements made by the Trust will comply with all other applicable regulatory requirements.  All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisors and will be considered in making decisions with respect to lending securities, subject to review by the Trust's board of trustees.  In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees.  The Trust will lend securities through an affiliate of the Advisors pursuant to the terms of an exemptive order under the Investment Company Act pursuant to which the affiliate will receive compensation at market rates.

LEVERAGE

The Trust does not currently anticipate borrowing funds and/or issuing preferred shares in order to buy additional securities.  However, the Trust is authorized to borrow money in amounts of up to 33⅓% of the value of its total assets (which includes amounts borrowed for investment purposes) at the time of such borrowings to purchase portfolio securities and for portfolio management purposes.  This practice is known as “leverage.”  The Trust may also borrow money for other lawful purposes, including to finance the purchase of common shares.  The Trust may borrow from banks and other financial institutions, and it may also borrow through reverse repurchase agreements, dollar rolls and the issuance of preferred shares.  The use of borrowings to leverage the common shares can create risks.  Changes in the value of the Trust's portfolio, including securities bought with the proceeds of the leverage, will be borne entirely by the holders of common shares.  If there is a net decrease or increase in the value of the Trust's investment portfolio, the leverage will decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Trust did not utilize leverage.  During periods in which the Trust is using leverage, the fees paid to the Advisors for advisory and sub-advisory services will be higher than if the Trust did not use leverage, because the fees paid will be calculated on the basis of the Trust's total assets, which includes the proceeds from the issuance of preferred shares and other leverage.  Leverage involves greater risks.  The Trust's leveraging strategy may not be successful.

Under the Investment Company Act, the Trust is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Trust's portfolio is at least 300% of the liquidation value of the outstanding indebtedness (i.e., such liquidation value may not exceed 33⅓% of the Trust's total assets).  In addition, the Trust is not permitted to declare any cash distribution on its common shares unless, at the time of such declaration, the net asset value of the Trust's portfolio (determined after deducting the amount of such distribution) is at least 300% of such liquidation value.  If the Trust borrows money, the Trust intends, to the extent possible, to retire outstanding debt from time to time to maintain coverage of any outstanding indebtedness of at least 300%.

The Trust may also borrow money in an amount equal to 5% of its total assets (which includes amounts borrowed for investment purposes) as a temporary measure for extraordinary or emergency purposes, including the repurchase of common shares, the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Reverse Repurchase Agreements

Borrowings may be made by the Trust through reverse repurchase agreements under which the Trust sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at an agreed upon date and price.  Such agreements are considered to be borrowings under the Investment Company Act.  The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Dollar Roll Transactions

Borrowings may be made by the Trust through dollar roll transactions.  A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed-upon price.  The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.  During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust.  If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold by the Trust as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls.

Preferred Shares

Under the Investment Company Act, the Trust is permitted to issue preferred shares in an amount up to 50% of its total assets less its liabilities and indebtedness.  The preferred shares would have complete priority upon distribution assets over the common shares.  The issuance of preferred shares would leverage the common shares.  Although the size, timing and other terms of the offering of preferred shares would be determined by the Trust's board of trustees, the Trust would expect to invest the proceeds of any preferred shares offering in intermediate and long-term debt securities.  The preferred shares would pay adjustable rate dividends based on shorter-term interest rates, which would be re-determined periodically through an auction, remarketing or other procedure.  The adjustment period for preferred share dividends could be as short as one day or as long as a year or more.  So long as the Trust's portfolio was invested in securities that provide a higher rate of return than the dividend rate of the preferred shares, after taking expenses into consideration, the leverage would cause shareholders to receive a higher rate of income than if the Trust were not leveraged.  Conversely, if the Trust's portfolio was invested in securities that provide a lower rate of return than the dividend rate of the preferred shares, after taking expenses into consideration, the leverage would cause shareholders to receive a lower rate of income than if the Trust were not leveraged.

Under the Investment Company Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the value of the Trust's total assets, less all liabilities and indebtedness of the Trust, is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Trust's total assets less all liabilities and indebtedness of the Trust).  In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust's total assets is at least 200% of the liquidation value of its outstanding preferred shares plus its outstanding liabilities and indebtedness.  If preferred shares are issued, the Trust intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%.  In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued would be expected to include asset coverage maintenance provisions which would require a reduction of indebtedness or the redemption of the preferred shares in the event of non-compliance by the Trust and might also prohibit dividends and other distributions on the common shares in such circumstances.  In order to meet redemption requirements, the Trust might have to liquidate portfolio securities.  Such liquidations and redemptions, or reductions in indebtedness, would cause the Trust to incur related transaction costs and could result in capital losses to the Trust.  Prohibitions on dividends and other distributions on the common shares could impair the Trust's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").  If the Trust has preferred shares outstanding, two of the Trust's trustees will be elected by the holders of preferred shares voting separately as a class.  The remaining trustees of the Trust will be elected by holders of common shares and preferred shares voting together as a single class.  In the event the Trust failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the trustees of the Trust.

If the Trust issued preferred shares, it would likely be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Trust.  These guidelines would be expected to impose asset coverage or portfolio composition requirements that would be more stringent than those imposed on the Trust by the Investment Company Act and might limit the ability of the Trust to borrow money through the use of reverse repurchase agreements and dollar rolls and might limit the ability of the Trust to engage in Strategic Transactions.  It is not anticipated that these covenants or guidelines would impede the Advisors from managing the Trust's portfolio in accordance with the Trust's investment objectives and policies.

RISKS

No Operating History

The Trust is a newly organized, diversified, closed-end management investment company with no operating history.

Liquidity of Shares

The Trust is designed primarily for long term investors and an investment in the Trust’s common shares should be considered to be illiquid.  The Trust’s common shares will not be listed for trading on a securities exchange.  Accordingly, no secondary market for the Trust's common shares is expected to develop.  To provide limited liquidity to shareholders, beginning in 2011, the Advisor currently anticipates recommending to the Trust’s board of trustees that the Trust conduct annual tender offers for up to 25% of its common shares.  The Trust does not expect to make a tender offer for its common shares in 2009 or 2010.  In a tender offer, the Trust repurchases outstanding shares at the Trust's net asset value on the last day of the offer.  If a tender offer is not made, shareholders may not be able to sell their common shares.  The Trust's shares are less liquid than shares of funds traded on a securities exchange.  The Advisor may recommend that no tender offer be made in light of the current economic conditions and, if recommended, the board of trustees is not obligated to authorize a tender offer.  For example, if adverse market conditions cause the Trust’s investments to become illiquid or trade at depressed prices, the Trust may not conduct a tender offer.  Accordingly, there may be years in which no tender offer is made.  Outside of tender offers, shareholders may be unable to sell their common shares or may be able to sell them only at substantial discounts from net asset value.

Investment and Market Risk

An investment in the Trust's common shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in the Trust's common shares represents an indirect investment in the portfolio securities owned by the Trust, and the value of these securities will move up or down, sometimes rapidly and unpredictably.  The Trust intends to take advantage of current market dislocations by buying debt and other securities at depressed prices, but if such dislocations do not persist during the period when the Trust is investing the net proceeds of this offering, the Trust's returns may be adversely affected.  At any point in time an investment in the Trust's common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust.

Senior Loan Risk

Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower.  Senior Loans are usually rated below investment grade.  As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.  See "Risks—Below Investment Grade Securities Risk."  Senior Loans' higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization.  In addition, because their interest rates are typically adjusted for changes in short-term interest rates, Senior Loans generally are subject to less interest rate risk than other below investment grade securities, which are typically fixed rate.

There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities.  In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Trust's investments, and the Advisors rely primarily on their own evaluation of a borrower's credit quality rather than on any available independent sources.  As a result, the Trust is particularly dependent on the analytical abilities of the Advisors.

The Trust may invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers.  Such companies are more likely to default on their payments of interest and principal owed to the Trust, and such defaults could reduce the Trust's net asset value and income distributions.  An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs.  Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value.

No active trading market may exist for certain Senior Loans, which may impair the ability of the Trust to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans.  Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Trust may not be able to sell them quickly at a fair price.  To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  Illiquid securities are also difficult to value.

Although Senior Loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.  In the event of the bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan.  If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Trust will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the Senior Loans.  To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower.  Uncollateralized Senior Loans involve a greater risk of loss.  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Trust.  Such court action could under certain circumstances include invalidation of Senior Loans.

The Trust may acquire Senior Loan assignments or participations.  The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and, in any event, the Trust may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.  A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower.  In purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Trust may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Trust will be exposed to the credit risk of both the borrower and the institution selling the participation.

Second Lien Loans Risk

Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans.  Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.  This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral.  Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.  There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans.  Second Lien Loans share the same risks as other below investment grade securities.

Mortgage-Backed Securities Risk

The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

Mortgage-backed securities represent an interest in a pool of mortgages.  When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected.  Prepayments may also occur on a scheduled basis or due to foreclosure.  When market interest rates increase, the market values of mortgage-backed securities decline.  At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities.  As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of debt securities.  In addition, due to increased instability in the credit markets, the market for some mortgage backed securities has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.  The Trust may invest in sub-prime mortgages or mortgage-backed securities that are backed by sub-prime mortgages.

Moreover, the relationship between prepayments and interest rates may give some high-yielding mortgage-related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Trust will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, mortgage-related and asset-backed security's total return and maturity may be difficult to predict precisely. To the extent that the Trust purchases mortgage related and asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Trust's principal investment to the extent of premium paid.

Asset-Backed Securities Risk

Asset-backed securities involve certain risks in addition to those presented by mortgage-backed securities.  Asset-backed securities do not have the benefit of the same security interest in the underlying collateral as mortgage-backed securities and are more dependent on the borrower's ability to pay.  For example, asset-backed securities can be collateralized with credit card and automobile receivables.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.

Sub-Prime Mortgage Market Risk

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain mortgages and mortgage-related securities.  Delinquencies and losses on residential mortgage loans (especially sub-prime and second-line mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses.  Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.  Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy.  Largely due to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.  It is possible that such limited liquidity in such secondary markets could continue or worsen.

Troubled Asset Relief Plan

On October 3, 2008, the U.S. Congress enacted the Emergency Economic Stabilization Act of 2008 (the “EESA Act”), which included the Troubled Asset Relief Plan (“TARP”). TARP is a $700 billion program which permits the U.S. Secretary of the Treasury (the “Treasury Secretary”) to buy certain troubled assets.  Financial institutions eligible to participate in TARP include, but are not necessarily limited to, depository institutions, brokers and dealers and insurance companies that are established and regulated under U.S. laws and have significant operations in the U.S.  The announced initial focus of the EESA Act was commercial and residential mortgages and mortgage related securities, however, the Treasury Secretary is authorized to purchase any other type of financial instrument if the Treasury Secretary determines that such purchase is necessary to promote financial market stability. As of mid-November, the Treasury Secretary announced revisions to TARP including a shifted focus towards strengthening financial institution balance sheets through direct purchases of equity in financial institutions rather than on purchasing troubled assets.  The implications of government ownership and disposition of these assets and equity stakes are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of Trust’s investments.  Other governments may enact similar legislation.

Structured Products Risk

The Trust may invest in structured products, including CDOs, CBOs, CLOs, structured notes, credit-linked notes and other types of structured products.  Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.  The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized.  While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product's administrative and other expenses.  Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.  If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Trust.

Certain structured products may be thinly traded or have a limited trading market.  CBOs, CLOs and other CDOs are typically privately offered and sold, and thus are not registered under the securities laws.  As a result, investments in CBOs, CLOs and CDOs may be characterized by the Trust as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.  In addition to the general risks associated with debt securities discussed herein, CBOs, CLOs and CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CBOs, CLOs and CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks, including credit risk and market risk.  Where the Trust's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.  Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity.  Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Preferred Securities Risk

There are special risks associated with investing in preferred securities, including:

Deferral.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.  If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity.  Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights.  Generally, preferred security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board.  Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.  In the case of trust preferred securities, as described under ''The Trust's Investments—Portfolio Composition,'' holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

Special Redemption Rights.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.  For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in Federal income tax or securities laws.  As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Trust.

New Types of Securities.  From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein.  The Trust reserves the right to invest in these securities if the Advisors believe that doing so would be consistent with the Trust's investment objective and policies.  Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time.  In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Other Equity Securities Risk

Although common stocks have historically generated higher average total returns than debt securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to debt securities.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust.  Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure.  Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.  The Trust does not know how long the securities markets may be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

Below Investment Grade Securities Risk

The Trust may invest a substantial portion of its assets in credit securities that are rated below investment grade, which are commonly referred to as "junk bonds" and are regarded as predominately speculative with respect to the issuer's capacity to pay interest and repay principal.

Lower grade securities may be particularly susceptible to economic downturns.  It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities.  In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though high yielding, are characterized by high risk.  They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities.  The retail secondary market for lower grade securities may be less liquid than that for higher rated securities.  Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.  Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term.

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed companies involve substantial risks.  These securities may present a substantial risk of default or may be in default at the time of investment.  The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.  In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer.  The Advisors' judgments about the credit quality of the issuer and the relative value of its securities may prove to be wrong.

Limited Term Risk

It is anticipated that the Trust will terminate on or before December 31, 2014.   While the Advisors expect the Trust to maintain a term of six years, the Trust's term may be shorter depending on market conditions.  Beginning in 2012, the board of trustees of the Trust will meet at least annually to consider liquidating all or a portion of the Trust and distributing the liquidated portion of its assets to shareholders.  The Trust currently anticipates that it will begin liquidating in 2012 and that it will distribute the liquidated portion of its assets to shareholders, in amounts to be determined in the board of trustees’ sole discretion, in 2012, 2013 and 2014.   As the assets of the Trust will be liquidated in connection with its termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money.  As the Trust approaches its termination date, the portfolio composition of the Trust may change as more of its original credit securities mature or are called or sold, which may cause the Trust's returns to decrease and the market price of the common shares to fall.  Rather than reinvesting the proceeds of its matured, called or sold credit securities, the Trust may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Trust's fixed expenses to increase when expressed as a percentage of assets under management, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect the performance of the Trust.  The board of trustees may choose to terminate the Trust prior to the required termination date, which would cause the Trust to miss any market appreciation that occurs after the Trust is terminated.  Conversely, the board of trustees may decide against early termination, after which decision, market conditions may deteriorate and the Trust may experience losses.

Leverage Risk

The Trust does not currently anticipate borrowing funds and/or issuing preferred shares in order to buy additional securities.  However, the Trust is authorized to borrow money in amounts of up to 33⅓% of the value of its total assets (which includes amounts borrowed for investment purposes) at the time of such borrowings to purchase portfolio securities and for portfolio management purposes.  This practice is known as “leverage.”  The Trust may also borrow money for other lawful purposes, including to finance the purchase of common shares.  The Trust may borrow from banks and other financial institutions, and it may also borrow through reverse repurchase agreements, dollar rolls and the issuance of preferred shares.  The use of leverage through reverse repurchase agreements, dollar roll transactions, borrowing of money or the issuance of preferred shares to purchase additional securities creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares.  Leverage is a speculative technique that exposes the Trust to greater risk and increased costs than if it were not implemented.  Increases and decreases in the value of the Trust's portfolio will be magnified when the Trust uses leverage.  As a result, leverage may cause greater changes in the Trust's net asset value.  The Trust will also have to pay interest on its borrowings, if any, which may reduce the Trust's return.  This interest expense may be greater than the Trust's return on the underlying investment.  The Trust's leveraging strategy may not be successful.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Trust expenses, that the market value of the securities sold by the Trust may decline below the price of the securities the Trust is obligated to repurchase and that the securities may not be returned to the Trust.  There is no assurance that reverse repurchase agreements can be successfully employed.

Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to whom the Trust sells securities becomes insolvent, the Trust's right to purchase or repurchase securities may be restricted.  Successful use of dollar rolls may depend upon the Advisors' ability to correctly predict interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.

Although the Trust does not have any immediate intention to do so, the Trust may in the future issue preferred shares as a form of financial leverage.  Any such preferred shares of the Trust would be senior to the Trust's common shares, such that holders of preferred shares would have priority over the distribution of the Trust's assets, including dividends and liquidating distributions.  If preferred shares are issued and outstanding, holders of the preferred shares would elect two trustees of the Trust, voting separately as a class.

If the Trust were to utilize leverage, it anticipates that the money borrowed for investment purposes will pay interest based on shorter-term interest rates that would be periodically reset.  So long as the Trust's portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the holders of common shares to receive a higher current rate of return than if the Trust were not leveraged.  If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Trust, reducing return to the holders of common shares.  Recent developments in the credit markets may adversely affect the ability of the Trust to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of common shares.

There is no assurance that a leveraging strategy, if the Trust decides to utilize leverage, will be successful.  Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•
the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, may result in a greater decline in the market price of the common shares;

•	when the Trust uses financial leverage, the investment advisory fees payable to the Advisors will be higher than if the Trust did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

The use of leverage generally will require the Trust to segregate assets to cover its obligations (or, if the Trust borrows money or issues preferred shares, to maintain asset coverage in conformity with the requirements of the Investment Company Act).  While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes.  Consequently, the use of leverage may limit the Trust's flexibility and may require that the Trust sell other portfolio investments to pay Trust expenses, to maintain assets in an amount sufficient to cover the Trust's leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Certain types of borrowings by the Trust may result in the Trust being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements.  The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term debt securities or preferred shares issued by the Trust.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act.  The Advisors do not believe that these covenants or guidelines will impede them from managing the Trust's portfolio in accordance with the Trust's investment objectives and policies if the Trust were to utilize leverage.

Credit Risk

Credit risk is the risk that one or more debt securities in the Trust's portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status.  If the recent adverse conditions in the credit markets continue to adversely affect the broader economy, the credit quality of issuers of credit securities in which the Trust may invest would be more likely to decline, all other things being equal.  While a senior position in the capital structure of a borrower may provide some protection with respect to the Trust's investments in Senior Loans, losses may still occur.  To the extent the Trust invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities.  The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities.  Securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default.  In addition, the Trust's use of credit derivatives will expose it to additional risk in the event that the bonds underlying the derivatives default.

Interest Rate Risk

The value of certain debt securities in the Trust's portfolio could be affected by interest rate fluctuations.  When interest rates decline, the value of fixed rate securities can be expected to rise.  Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline.  Recent adverse conditions in the credit markets may cause interest rates to rise.  Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of floating rate securities (due to the fact that rates only reset periodically), the values of these securities are substantially less sensitive to changes in market interest rates than fixed rate instruments.  Fluctuations in the value of the Trust's securities will not affect interest income on existing securities, but will be reflected in the Trust's net asset value.  The Trust may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Trust's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

Prepayment Risk

During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled.  For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Trust to reinvest in lower yielding securities, resulting in a possible decline in the Trust's income and distributions to shareholders.  This is known as prepayment or "call" risk.  Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection").  An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.  Senior Loans and Second Lien Loans typically do not have call protection.  For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Trust, prepayment risk may be enhanced.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money.  As inflation increases, the real value of the common shares and distributions on those shares can decline.  In addition, during any periods of rising inflation, interest rates on any borrowings by the Trust would likely increase, which would tend to further reduce returns to the holders of common shares.

Liquidity Risk

The Trust may invest without limitation in Senior Loans, Second Lien Loans and other credit securities and related securities for which there is no readily available trading market or which are otherwise illiquid.  The Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.  Limited liquidity can also affect the market price of securities, thereby adversely affecting the Trust's net asset value and ability to make dividend distributions.

Some Senior Loans and Second Lien Loans are not readily marketable and may be subject to restrictions on resale.  Senior Loans and Second Lien Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for some of the Senior Loans and Second Lien Loans in which the Trust will invest.  Where a secondary market exists, the market for some Senior Loans and Second Lien Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  The Trust has no limitation on the amount of its assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Recent Developments

Recent instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financings or refinancing for their investment or lending activities or operations.  There is a risk that such issuers will be unable to successfully complete such financings or refinancings.  In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.  There is also a risk that developments in sectors of the credit markets in which the Trust does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Trust does invest, including securities owned by the Trust.  The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things.  These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These recent events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of Senior Loans to finance their operations.  These developments may increase the volatility of the value of securities owned by the Trust.  These developments also may make it more difficult for the Trust to accurately value its securities or to sell its securities on a timely basis.  These developments could adversely affect the ability of the Trust to borrow for investment purposes, if it chose to do so, and increase the cost of such borrowings, which would reduce returns to the holders of common shares.  These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Trust to make payments of principal and interest when due, lead to lower credit ratings and increased defaults.  Such developments could, in turn, reduce the value of securities owned by the Trust and adversely affect the net asset value and market price of the Trust's common shares.  In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Trust’s portfolio.

We are currently in a period of capital markets disruption and instability.  We believe that in 2007 and into 2008, the U.S. capital markets entered into a period of disruption as evidenced by increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities and a lack of liquidity in parts of the debt capital markets. We believe the United States and other countries are also in a period of slowing economic growth or perhaps a recession, and these conditions may continue for a prolonged period of time or worsen in the future.  This period may increase the probability that these risks could negatively impact the Trust’s portfolio.

Government Intervention in Financial Markets

The recent instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Trust invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Trust itself is regulated.  Such legislation or regulation could limit or preclude the Trust’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Trust’s portfolio holdings.  Furthermore, volatile financial markets can expose the Trust to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Trust.  The Advisor will monitor developments and seek to manage the Trust’s portfolio in a manner consistent with achieving the Trust’s investment objective, but there can be no assurance that it will be successful in doing so.

Variable Debt Risk

The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Trust to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Trust is not entitled to exercise its demand rights, and the Trust could, for these or other reasons, suffer a loss with respect to such instruments.

Non-U.S. Securities Risk

The Trust may invest in Non-U.S. Securities.  Such investments involve certain risks not involved in domestic investments.  Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of Non-U.S. Securities can be more volatile.  Certain foreign countries may impose restrictions on the ability of issuers of Non-U.S. Securities to make payments of principal and interest to investors located outside the country.  In addition, the Trust will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Trust to lose money on its investments in Non-U.S. Securities.  The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves.  The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Because evidences of ownership of such securities usually are held outside the United States, the Trust will be subject to additional risks if it invests in Non-U.S. Securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.  Because Non-U.S. Securities trade on days when the Trust's common shares are not priced, net asset value can change at times when common shares cannot be sold.

Emerging Markets Risk

The Trust may invest in Non-U.S. Securities of issuers in so-called "emerging markets" (or lesser developed countries).  Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree.  "Emerging market" countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.  Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees.  These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Trust.  Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Foreign Currency Risk

Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments.  Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.  The Advisor may, but is not required to, elect for the Trust to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions.  In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Swap Risk

The Trust may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars.  Such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs.  Swaps generally do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Trust is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Trust is contractually entitled to receive.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  However, as a result of recent financial turmoil, it is possible that swaps will come under new governmental regulation.  The Advisors cannot predict the effects of any new governmental regulation on the ability of the Trust to use swaps and there can be no assurance that such regulation will not adversely affect the Trust's portfolio.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.  If the Advisors are incorrect in their forecasts of market values, interest rates or currency exchange rates, the investment performance of the Trust would be less favorable than it would have been if these investment techniques were not used.

Senior Loan Based Derivatives Risk

The Trust may obtain exposure to Senior Loans through the use of derivative instruments.  The Trust may invest in SAMIs, which consist of baskets of credit default swaps whose underlying reference securities are baskets of Senior Loans.  Investments in a SAMI involve many of the risks associated with investments in derivatives more generally. Derivative transactions involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions.  The potential loss on derivative instruments may be substantial relative to the initial investment therein.  The Trust may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations.

Credit Derivatives Risk

The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.  If the Advisors are incorrect in their forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used.  Moreover, even if the Advisors are correct in their forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected.  The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protected.

Strategic Transactions Risk

The Trust may engage in various other portfolio strategies, including interest rate and foreign currency transactions, options, futures and other derivatives transactions ("Strategic Transactions"), for hedging and risk management purposes and to enhance total return.  The use of Strategic Transactions to enhance total return may be particularly speculative.  Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments.  Furthermore, the Trust's ability to successfully use Strategic Transactions depends on the Advisors' ability to predict pertinent market movements, which cannot be assured.  The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell.  Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

Securities Lending Risk

The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust.  Securities lending is subject to the risk that loaned securities may not be available to the Trust on a timely basis and the Trust may therefore lose the opportunity to sell the securities at a desirable price.  Any loss in the market price of securities loaned by the Trust that occurs during the term of the loan would be borne by the Trust and would adversely affect the Trust's performance.  Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Anti-Takeover Provisions in the Agreement and Declaration of Trust

The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status.  These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.

HOW THE TRUST MANAGES RISK

Investment Limitations

The Trust has adopted certain investment limitations designed to limit investment risk.  These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if issued, preferred shares voting together as a single class, and the approval of the holders of a majority of the preferred shares voting as a separate class.  Among other restrictions, the Trust may not invest 25% or more of the value of its total assets in any one industry, provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry.

The Trust may become subject to guidelines which are more limiting than its investment restrictions in order to obtain and maintain ratings from rating agencies on any preferred shares that the Trust may issue.  The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's common shareholders or the Trust's ability to achieve its investment objectives if the Trust were to issue preferred shares.  See "Investment Restrictions" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Trust.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

In the event the Trust utilizes leverage, the Trust may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Trust anticipates such an increase or change) and the Trust's leverage begins (or is expected) to adversely affect common shareholders.  In order to attempt to offset such a negative impact of leverage on common shareholders, the Trust may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may reduce its indebtedness or extend the maturity of any outstanding preferred shares or unwind other leverage transactions.  The Trust may also attempt to reduce the utilization of leverage by redeeming or otherwise purchasing preferred shares.  The success of any such attempt to limit leverage risk depends on the Advisors' ability to accurately predict interest rate or other market changes.  Because of the difficulty of making such predictions, the Trust may never attempt to manage its capital structure in the manner described in this paragraph.  If market conditions suggest that additional leverage would be beneficial, the Trust may sell previously unissued preferred shares or preferred shares that the Trust previously issued but later repurchased.

Strategic Transactions

The Trust may use certain Strategic Transactions designed to limit the risk of bond price fluctuations and to preserve capital.  These strategies include using swaps, financial futures contracts, options on financial futures or options based on either an index of long-term securities or on taxable debt securities whose prices, in the opinion of the Advisors, correlate with the prices of the Trust's investments.

MANAGEMENT OF THE TRUST

Trustees and Officers

The board of trustees is responsible for oversight of the Trust, including supervision of the duties performed by the Advisors.  There are          trustees of the Trust.  A majority of the trustees are not "interested persons" (as defined in the Investment Company Act) of the Trust.  The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

Investment Advisor and Sub-Advisor

BlackRock Advisors acts as the Trust's investment advisor.  BlackRock Financial Management acts as the sub-advisor for the Trust.  BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc. ("BlackRock"), which is one of the world's largest publicly-traded investment management firms.  As of September 30, 2008, BlackRock's assets under management were approximately $1.26 trillion.  BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products.  In addition, a growing number of institutional investors use BlackRock Solutions® investment system, risk management and financial advisory services.

BlackRock has over 20 years of experience managing closed-end products and, as of September 30, 2008, advised a closed-end family of 107 active funds with approximately $38.7 billion in assets.  BlackRock and its affiliated entities had $501 billion in fixed income assets under management as of September 30, 2008, including $9.0 billion of assets across 24 taxable fixed income closed-end funds.  Headquartered in New York City, BlackRock has over 5800 employees in 22 countries and a major presence in key global markets, including the United States, Europe, Asia, Australia and the Middle East.

Portfolio Managers.  BlackRock uses a team approach in managing its portfolios.  The members of the portfolio management team who are primarily responsible for the day-to-day management of the Trust's portfolio are as follows:

To be filed by amendment.

Investment Philosophy

BlackRock manages fixed income portfolios against both published and customized benchmarks and has been doing this since the inception of its fixed income products in 1988.  BlackRock's style is designed with the objective of generating excess returns with lower risk than its benchmarks and competitors.  BlackRock applies the same controlled-duration, active relative value sector rotation style to the management of all its fixed income portfolios.  BlackRock manages fixed income portfolios by using a strategy that invests in sectors of the fixed income market that BlackRock believes are undervalued by moving out of sectors that BlackRock believes are fairly or overvalued.  BlackRock researches and is active in analyzing the sectors which it believes are under, fairly and overvalued in order to achieve a portfolio's investment objective.  BlackRock has in-depth expertise in all sectors of the fixed income market.

BlackRock's philosophy has not changed since the inception of the firm.  The technology that enables BlackRock to implement its investment strategies, however, is constantly evolving.  BlackRock's commitment to maintaining and developing its state-of-the-art analytics in the most efficient manner is manifest in (1) the development of proprietary tools, (2) the use of external tools to assist in its analysis and (3) the integration of all of these tools into a unique portfolio level risk management system.  By continually updating its analytics and systems, BlackRock attempts to better quantify and evaluate the risk of each investment decision.  These advanced analytics are designed to provide real time analysis of a vast array of risk measures in order to assess the potential effect of various strategies on total return.

In selecting securities for the Trust's portfolio, the Advisors will seek to identify issuers and industries that they believe are likely to experience stable or improving financial conditions.  The Advisors believe this strategy should enhance the Trust's ability to seek total return.  The Advisors' analysis will include:

•	credit research on the issuers' financial strength;

•	assessment of the issuers' ability to meet principal and interest payments;

•	general industry trends;

•	the issuers' managerial strength;

•	changing financial conditions;

•	borrowing requirements or debt maturity schedules; and

•	the issuers' responsiveness to change in business conditions and interest rates.

The Advisors will consider relative values among issuers based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.  Using these tools, the Advisors will seek to add consistent value and control performance volatility consistent with the Trust's investment objectives and policies.

Investment Management Agreements

The Trust has agreed to pay BlackRock Advisors a management fee at an annual rate equal to           % of the average daily value of the Trust’s total assets (which includes amounts borrowed for investment purposes).  BlackRock Advisors will pay an annual sub-advisory fee to the Sub-Advisor equal to           % of the management fee received by BlackRock Advisors.  A discussion regarding the basis for the approval of the investment management agreements by the board of trustees will be available in the Trust's first report to shareholders.

In addition to the fees paid to BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Advisors), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, and reports to governmental agencies and taxes, if any.

NET ASSET VALUE

The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange.  The Trust calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Trust (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Trust.

The Trust values its investments primarily by using market quotations.  Short-term debt investments having a remaining maturity of 60 days or less when purchased and debt investments originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts.  Any investments and other assets for which such current market quotations are not readily available are valued at fair value ("Fair Valued Assets") as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Trust's board of trustees.  The Advisors will submit their recommendations regarding the valuation and/or valuation methodologies for Fair Valued Assets to a valuation committee comprised of officers and employees of the Advisors.  The valuation committee may accept, modify or reject any recommendations.  The pricing of all Fair Valued Assets shall be subsequently reported to the Trust's board of trustees.

Non-U.S. Securities are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value.  Over-the-counter options are priced on the basis of dealer quotes.  Other types of derivatives for which quotes may not be available are valued at fair value.

When determining the price for a Fair Valued Asset, the Advisors shall seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm's-length transaction.  Fair value determinations shall be based upon all available factors that the Advisors deem relevant.

DISTRIBUTIONS

Commencing with the Trust's initial dividend, the Trust intends to make regular quarterly cash distributions of all or a portion of its net investment income to common shareholders.  We expect to declare the initial quarterly dividend on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial quarterly dividend approximately 60 to 90 days after completion of this offering.  The Trust intends to pay any capital gains distributions at least annually.  If the Trust realizes a long-term capital gain, it will be required to allocate such gain between the common shares and any preferred shares issued by the Trust in proportion to the total dividends paid to each class for the year in which the income is realized.

The U.S. federal income tax treatment and characterization of the Trust's distributions may vary significantly from time to time because of the varied nature of the Trust's investments.  In light of the Trust's investment policies, the Trust anticipates that the Investment Company Act will require it to accompany each quarterly distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made.  The Trust will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.  The ultimate U.S. federal income tax characterization of the Trust's distributions made in a calendar or fiscal year cannot finally be determined until after the end of that taxable year.  As a result, there is a possibility that the Trust may make total distributions during a calendar or taxable year in an amount that exceeds the Trust's net investment company taxable income and net capital gains for the relevant taxable year.  In such situations, the amount by which the Trust's total distributions exceed its investment company taxable income and net capital gains would generally be treated as a tax-free return of capital reducing the amount of a shareholder's tax basis in such shareholder's shares.  When you sell your shares in the Trust, the amount, if any, by which your sales price exceeds your basis in the Trust's shares is gain subject to tax.  Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal.

Various factors will affect the level of the Trust's income, including the asset mix, the average maturity of the Trust's portfolio and the Trust's use of hedging.  To permit the Trust to maintain a more stable quarterly distribution, the Trust may from time to time distribute less than the entire amount of income earned in a particular period.  The undistributed income would be available to supplement future distributions.  As a result, the distributions paid by the Trust for any particular monthly period may be more or less than the amount of income actually earned by the Trust during that period.  Undistributed income will add to the Trust's net asset value (and indirectly benefits the Advisors by increasing their fees) and, correspondingly, distributions from undistributed income will deduct from the Trust's net asset value.

DESCRIPTION OF SHARES

Common Shares

The Trust is a statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of November 12, 2008 (the "Agreement and Declaration of Trust").  The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share.  Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder.  If the Trust utilizes leverage, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends and interest and dividend payments with respect to the Trust's leverage have been paid, unless certain asset coverage tests with respect to the leverage employed by the Trust are satisfied after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating any preferred shares issued by the Trust have been met.  See "—Preferred Shares" below.  All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.  The Trust will send annual and semi-annual reports, including financial statements, when available, to all holders of its common shares.

The Trust has no present intention of offering any additional shares, other than the possible issuance of preferred shares.  Any additional offerings of shares will require approval by the Trust's board of trustees.  Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of the sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.

The Trust is designed primarily for long term investors and an investment in the Trust’s common shares should be considered to be illiquid.  The Trust’s common shares will not be listed for trading on a securities exchange.  Accordingly, no secondary market for the Trust's common shares is expected to develop.  To provide limited liquidity to shareholders, beginning in 2011, the Advisor currently anticipates recommending to the Trust’s board of trustees that the Trust conduct annual tender offers for up to 25% of its common shares.  The Trust does not expect to make a tender offer for its common shares in 2009 or 2010.  In a tender offer, the Trust repurchases outstanding shares at the Trust's net asset value on the last day of the offer.  If a tender offer is not made, shareholders may not be able to sell their common shares.  The Trust's shares are less liquid than shares of funds traded on a securities exchange.  The Advisor may recommend that no tender offer be made in light of the current economic conditions and, if recommended, the board of trustees is not obligated to authorize a tender offer.  For example, if adverse market conditions cause the Trust’s investments to become illiquid or trade at depressed prices, the Trust may not conduct a tender offer.  Accordingly, there may be years in which no tender offer is made.  Outside of tender offers, shareholders may be unable to sell their common shares or may be able to sell them only at substantial discounts from net asset value.

The Trust's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater if the Trust has a leveraged capital structure.  The Trust's net asset value will be reduced immediately following the offering of common shares by the amount of the organizational costs and offering expenses paid by the Trust.  See "Summary of Trust Expenses."

Preferred Shares

The Trust's Agreement and Declaration of Trust provides that the board of trustees of the Trust may authorize and issue preferred shares, with rights as determined by the board of trustees, without the approval of the holders of the common shares.  Holders of common shares have no preemptive right to purchase any preferred shares that might be issued.

The Trust does not currently anticipate borrowing funds and/or issuing preferred shares in order to buy additional securities.  However, the Trust is authorized to borrow money in amounts of up to 33⅓% of the value of its total assets (which includes amounts borrowed for investment purposes) at the time of such borrowings to purchase portfolio securities and for portfolio management purposes.  This practice is known as “leverage.”  The Trust may also borrow money for other lawful purposes, including to finance the purchase of common shares.  The Trust may borrow from banks and other financial institutions, and it may also borrow through reverse repurchase agreements, dollar rolls and the issuance of preferred shares.  The use of borrowings to leverage the common shares can create risks.  The board of trustees reserves the right to change the foregoing percentage limitation and may issue preferred shares to the extent permitted by the Investment Company Act, which currently prohibits the Trust from declaring dividends on its common shares if the aggregate liquidation preference of all outstanding preferred shares exceeds 50% of the value of the Trust's total assets, less liabilities and indebtedness of the Trust that are not senior securities of the Trust.  Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions will be determined by the board of trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that any preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure.  The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any preferred shares will be similar to those stated below.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of any preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares.  After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Trust.

The Investment Company Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times.  The remaining trustees will be elected by holders of common shares and preferred shares, voting together as a single class.  In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the trustees of the Trust at any time two years' dividends on any preferred shares are unpaid.  The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's sub-classification as a closed-end investment company or changes in its fundamental investment restrictions.  See "Certain Provisions in the Agreement and Declaration of Trust."  As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding.  If preferred shares are issued, the board of trustees anticipates that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of any outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares.  The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

The terms of any preferred shares issued by the Trust are expected to provide that (i) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Trust may tender for or purchase preferred shares and (iii) the Trust may subsequently resell any shares so tendered for or purchased.  Any redemption or purchase of preferred shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

The Trust intends to seek a AAA credit rating for any preferred shares that the Trust may issue from a rating agency.  The Trust intends that, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agency.  Although, as of the date hereof, no such rating agency has established guidelines relating to preferred shares, based on previous guidelines established by such rating agencies for the securities of other issuers, the Trust anticipates that the guidelines with respect to preferred shares will establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act.  Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of any preferred shares, the Trust currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the Investment Company Act, restrictions on certain portfolio investments and investment practices, requirements that the Trust maintain a portion of its assets in short-term, high-quality, debt securities and certain mandatory redemption requirements relating to preferred shares.  No assurance can be given that the guidelines actually imposed with respect to preferred shares by such rating agency will be more or less restrictive than as described in this prospectus.

The discussion above describes the possible offering of preferred shares by the Trust.  If the board of trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the terms of the Trust's Agreement and Declaration of Trust.  The board of trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

The Trust's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees.  This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust.  Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust.  A trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

In addition, the Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required.  For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of common shares of the Trust.  The 5% holder transactions subject to these special approval requirements are:  the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period; or the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Trust to an open-end investment company, the Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required.  The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders.  If approved in the foregoing manner, we anticipate conversion of the Trust to an open-end investment company might not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 10 days' prior notice to all shareholders.  Conversion of the Trust to an open-end investment company would require the redemption of any outstanding preferred shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares.  Following any such conversion, it is possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity.   Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption.  The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities.  If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash.  If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load.  The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objectives and policies.  Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

For the purposes of calculating "a majority of the outstanding voting securities" under the Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Agreement and Declaration of Trust, with respect to any class or series of shares.  If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Agreement and Declaration of Trust requires the termination of the Trust on December 31, 2014, although it permits the board of trustees of the Trust to terminate the Trust prior to this date in its sole discretion.  To terminate the Trust prior to December 31, 2014, the Agreement and Declaration of Trust requires the approval of 80% of the trustees.  The Trust's termination date can be extended upon an amendment to the Agreement and Declaration of Trust approved by a majority of the trustees and a majority of the outstanding voting securities of the Trust.

The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally.  For a more complete explanation, see the full text of these provisions in the Agreement and Declaration of Trust, which is on file with the Securities and Exchange Commission.

TENDER OFFERS

The Trust is a closed-end management investment company and, as such, its shareholders will not have the right to cause the Trust to redeem their common shares.  In recognition that a secondary market for the Trust's shares likely will not exist, the Trust may take certain actions that provide limited liquidity to shareholders.  Beginning in 2011, the Advisor currently anticipates recommending to the Trust’s board of trustees that the Trust conduct annual tender offers for up to 25% of its common shares.  The Trust does not expect to make a tender offer for its common shares in 2009 or 2010.  In a tender offer, the Trust repurchases outstanding shares at the Trust's net asset value on the last day of the offer.  If a tender offer is not made, shareholders may not be able to sell their common shares.  The Trust's shares are less liquid than shares of funds traded on a securities exchange.  The Advisor may recommend that no tender offer be made in light of the current economic conditions and, if recommended, the board of trustees is not obligated to authorize a tender offer.  For example, if adverse market conditions cause the Trust’s investments to become illiquid or trade at depressed prices, the Trust may not conduct a tender offer.  Accordingly, there may be years in which no tender offer is made.  Outside of tender offers, shareholders may be unable to sell their common shares or may be able to sell them only at substantial discounts from net asset value.  Subject to the Trust's investment restriction with respect to borrowings, the Trust may borrow money to finance the repurchase of shares pursuant to any tender offers.

The Trust expects that ordinarily there will be no secondary market for the Trust's common shares and that periodic tenders will be the only source of liquidity for Trust shareholders.  Nevertheless, if a secondary market develops for the common shares of the Trust, the market price of the shares may vary from net asset value from time to time and common shares may trade at a substantial discount.  Such variance may be affected by, among other factors, relative demand and supply of shares and the performance of the Trust, especially as it affects the yield on and net asset value of the common shares of the Trust.  A tender offer for common shares of the Trust at net asset value is expected to reduce any spread between net asset value and market price that may otherwise develop.  However, there can be no assurance that such action would result in the Trust's common shares trading at a price that equals or approximates net asset value.

Although tender offers generally would be beneficial to shareholders by providing them with some liquidity at net asset value, the acquisition of common shares by the Trust will decrease the total assets of the Trust.

Tender offers are, therefore, likely to increase the Trust's expense ratio, may result in untimely sales of portfolio securities and/or may limit the Trust's ability to participate in new investment opportunities.  To the extent the Trust maintains a cash position to satisfy Trust repurchases, the Trust would not be fully invested, which may reduce the Trust's investment performance.  Furthermore, to the extent the Trust borrows to finance the making of tender offers by the Trust, interest on such borrowings reduces the Trust's net investment income.

It is the board of trustees' announced policy, which may be changed by the board of trustees, not to purchase shares pursuant to a tender offer if (1) such purchases would impair the Trust's status as a regulated investment company under the Federal tax laws (which would cause the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust); (2) the Trust would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Trust's investment objectives and policies in order to purchase common shares tendered pursuant to the tender offer; or (3) there is, in the board of trustees' judgment, any (a) legal action or proceeding instituted or threatened challenging the tender offer or otherwise materially adversely affecting the Trust, (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State, which is material to the Trust, (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (d) commencement of war, armed hostilities, acts of terrorism or other international or national calamity directly or indirectly involving the United States that in the sole determination of the board of trustees is material to the Trust, or (e) other event or condition that would have a material adverse effect on the Trust or its shareholders if common shares tendered pursuant to the tender offer were purchased.  Thus, there can be no assurance that the board of trustees will proceed with any tender offer.  The board of trustees may modify these conditions in light of circumstances existing at the time.  The Trust may not purchase common shares to the extent such purchases would result in the asset coverage with respect to any borrowing or senior securities being reduced below the asset coverage requirement set forth in the Investment Company Act.  Accordingly, in order to purchase all common shares tendered, the Trust may have to repay all or part of any then outstanding borrowing or redeem all or part of any then outstanding senior securities to maintain the required asset coverage.  In addition, the amount of common shares for which the Trust makes any particular tender offer may be limited for the reasons set forth above or in respect of other concerns related to liquidity of the Trust's portfolio.

Consummating a tender offer may require the Trust to liquidate portfolio securities, and realize gains or losses, at a time when the Advisor would otherwise consider it disadvantageous to do so.

Each tender offer would be made and shareholders would be notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act, either by publication or mailing or both.  The offering documents contain information prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered shares by the Trust is a taxable event to shareholders.  See "Taxes."  The Trust pays all costs and expenses associated with the making of any tender offer.  Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of shares pursuant to a tender offer.

Exchange Privilege

A shareholder of the Trust who participates in any tender offer may exchange shares of the Trust into Class A Shares of certain other BlackRock sponsored open-end funds.  BlackRock offers        different open-end funds.  Because different funds have different sales charges, the exchange of the Trust's shares for the shares of a participating BlackRock open-end fund may be subject to the difference between the sales charge already paid and the higher sales charge (if any) payable on the shares acquired as a result of the exchange.  Shareholders of the Trust will not be able to exchange shares at any time other than in connection with a tender offer.  For federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial advisor before making an exchange request.

To make an exchange, you must contact your broker or dealer. In general, there are no limits on the number of exchanges you can make. However, BlackRock may suspend or terminate your exchange privilege at any time and generally will do so if you make more than five exchanges out of any fund offered by BlackRock in any twelve-month period. BlackRock and the Trust reserve the right to modify, limit the use of, or terminate the exchange privilege at any time.

TAX MATTERS

The following is a description of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Trust.  The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.  No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders owning large positions in the Trust).  The discussion set forth herein does not constitute tax advice.  Shareholders are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Trust.

The Trust intends to elect to be treated and to qualify each year for special tax treatment afforded a regulated investment company under Subchapter M of the Code.  In order to qualify as a regulated investment company, the Trust must satisfy income, asset diversification and distribution requirements.  As long as it so qualifies, the Trust will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net realized capital gains.  The Trust intends to distribute at least annually substantially all of such income.

Distributions paid to you by the Trust from its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) are generally taxable to you as ordinary income to the extent of the Trust's current and accumulated earnings and profits.  Certain distributions (if designated by the Trust) may, however, qualify (provided that holding period and other requirements are met by both the Trust and the shareholder) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Trust's income consists of dividend income from U.S. corporations or (ii) in the case of individual shareholders (effective for taxable years beginning on or before December 31, 2010), as qualified dividend income eligible to be taxed at a maximum rate of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.  The Trust does not expect that a significant portion of its ordinary income dividends will be treated as qualified dividend income, which is eligible for taxation at the rates applicable to long-term capital gains in the case of individual shareholders, or that a corporate shareholder will be able to claim a dividends received reduction with respect to any significant portion of Trust distributions.  Distributions made to you from an excess of net long-term capital gain over net short-term capital loss ("capital gain dividends"), including capital gain dividends credited to you but retained by the Trust, are taxable to you as long-term capital gain if they have been properly designated by the Trust, regardless of the length of time you have owned Trust shares.  The maximum tax rate on capital gain dividends received by individuals generally is 15% (5% for individuals in lower brackets) for such gain realized in taxable years beginning on or before December 31, 2010.  If, for any calendar year, the Trust's total distributions exceed both the current taxable year's earnings and profits and accumulated earnings and profits from prior years, the excess will generally be treated as a tax-free return of capital up to and including the amount of a shareholder's tax basis in the common shares.  A "return of capital" means that the Trust will make distributions to you in excess of your share of such earnings and profits.  When you sell your shares in the Trust, the amount, if any, by which your sales price exceeds your basis in the Trust's shares is gain subject to tax.  Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares.  Generally, on or before January 31st of each year, the Trust will provide you with a written notice designating the amount of any qualified dividend income, income eligible for the dividends received deduction and/or capital gain dividends and other distributions.

The sale or other disposition of shares of the Trust will generally result in capital gain or loss to you (provided that the shares were held as a capital asset), and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale.  Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you.  Any loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of disposition of the shares.  In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income.  For non-corporate taxpayers, short-term capital gain will currently be taxed at a maximum U.S. federal income tax rate of 35% applicable to ordinary income, while long-term capital gain generally will be taxed at a current maximum U.S. federal income tax rate of 15%.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year.  Accordingly, if the Trust issues preferred shares, then the Trust intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its common shares and preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Trust.  If the Trust pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared.

The Trust is required in certain circumstances to withhold, for U.S.  federal backup withholding purposes, on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders.  These provisions are subject to change by legislative and administrative action, and any such change may be retroactive.  A more complete discussion of the tax rules applicable to the Trust and its shareholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus.  Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

PLAN OF DISTRIBUTION

The Trust is offering its common shares at an offering price equal to their net asset value of $1,000 per share plus sales compensation of up to $       as described below.  The Trust will enter into a Distribution Agreement (the "Distribution Agreement") with BlackRock Investments, Inc. (the "Distributor"), an affiliate of the Advisors located at 40 East 52nd Street, New York, NY 10022, to provide for distribution of the common shares on a reasonable best efforts basis, subject to various conditions.  The Distributor will enter into selling agreements with various brokers and dealers (“Selling Agents”) that have agreed to participate in the distribution of the common shares and are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Generally, the minimum required purchase by each investor is 250 common shares.  However, the Trust, in its sole discretion, may accept investments below these minimums.  A Selling Agent may establish higher minimum investment requirements than the Trust.  The closing for purchases of common shares is anticipated to be on or about February      , 2009, but may by changed by the Trust is its sole discretion.  Net asset value per share is determined by dividing the value of the Trust’s portfolio investments, cash and other assets (including accrued interest), less all liabilities (including accrued expenses) by the total number of shares outstanding. It is the obligation of Selling Agents to transmit orders received by them to the Distributor so they will be received in a timely manner.

Common shares may be purchased only through a Selling Agent or directly through the Distributor.

The Trust will have the sole right to accept orders to purchase common shares and reserves the right to reject any order in whole or in part.  The offering may be terminated by the Trust or the Distributor at any time.

No market currently exists for the Trust’s common shares.  The Trust’s common shares will not be listed on a securities exchange, and the Trust does not anticipate that a secondary market will develop for its common shares.  None of the Advisors, the Distributor or the Selling Agents intends to make a market in the Trust’s common shares.

SALES CHARGES

The Distributor has the exclusive right to distribute common shares directly to investors and through Selling Agents. The Distributor’s obligation is an agency or “best efforts” arrangement under which neither the Distributor nor any Selling Agent is required to purchase any common shares.

Subject to the reduction of the sales commission as set forth below, the investor will pay the Distributor (if sold through the Distributor) or the Selling Agent (if sold through the Selling Agent) a sales commission of up to       % of the amount of the offering price.  The Trust will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of the shares.

Investors who purchase a large amount of common shares will be eligible for a reduced sales charge according to the following table:

Amount of Transaction	Sales Load Per Share
$	%
$	%
$	%
$	%

Investors may also agree with the Selling Agent (if sold through the Selling Agent) or the Distributor (if sold through the Distributor) selling the common shares to reduce the amount of the Selling Agent or Distributor sales commission to zero (i) in the event the investor has engaged the services of a registered investment advisor with whom the investor has agreed to pay a fee for investment advisory services and, in the case of a “wrap” fee arrangement, related brokerage services, (ii) in the event the investor is investing in a bank trust account with respect to which the investor has delegated the decision making authority for investments made in the account to a bank trust department or (iii) for other reasons determined by the Selling Agent or Distributor.  The amount of an investor’s investment in the Trust would not be affected by eliminating the Selling Agent or Distributor sales commission payable in connection with sales to investors purchasing through such registered investment advisors, bank trust department or otherwise.  Neither the Distributor nor its affiliates will directly or indirectly compensate any person engaged as an investment advisor or a bank trust department by a potential investor as an inducement for such investment advisor or bank trust department to advise favorably for an investment in this offering.

The Trust may pay ongoing compensation to the Distributor on an annual basis, which may be reallowed to Selling Agents, in connection with the sale of common shares up to an amount equal to         % of the net asset value of the common shares owned by customers of the Selling Agent or, if applicable as described below, the Distributor (“the Distributor Fee”).  The Trust may also pay ongoing compensation to the Distributor on an annual basis, which may be reallowed to Selling Agents, in connection with the provision of ongoing shareholder services up to an amount equal to       % of the net asset value of common shares owned by customers of the Selling Agent or, if applicable as described below, the Distributor (the “Services Fee”).  To the extent that common shares are sold directly by the Distributor to investors, and to the extent the Distributor performs ongoing shareholder services, the Distributor will retain, and not reallow to Selling Agents, the Distributor

Fee and/or the Services Fee.  Any other amounts not reallowed to Selling Agents will be retained by the Distributor.  Shareholder services include providing information and responding to shareholder questions about the structure of the Trust, the availability of shares in any additional offerings, dividend payment options and any repurchase offers.  The Distributor Fee may be significant in amount and the prospect of receiving such compensation may provide the recipient of the compensation or their representatives and employees with an incentive to favor sales or retention of common shares over other investment options. The amounts of any such payments may vary among the Distributor and the Selling Agents. Any such payments will not change the offering price of the common shares.

The        % Selling Agent sales commission and the        % Distributor Fee will not, in the aggregate, exceed         % of the aggregate gross offering proceeds from the sale of common shares in this offering.

The Trust has agreed to indemnify the Distributor and hold the Distributor harmless against, or contribute to losses arising out of, certain liabilities, including liabilities under the Securities Act of 1933, except for any liability to the Trust or the shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by its reckless disregard of its obligations and duties under its agreement with the Trust.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Trust will be PFPC Trust Co.  The custodian will perform custodial, fund accounting and portfolio accounting services.  PNC Global Investment Servicing, Inc. will serve as the Trust's transfer agent with respect to the common shares.

EXPERTS

The Statement of Assets and Liabilities of the Trust as of          , 2009 appearing in the Statement of Additional Information and related Statements of Operations and Changes in Net Assets for the period from         , 2008 (date of inception) to            , 2009 have been audited by               , an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.                , located at                    , provides accounting and auditing services to the Trust.

LEGAL OPINIONS

Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its current and former shareholders and to safeguarding their non-public personal information.  The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share such information with select parties.

The Trust obtains or verifies personal non-public information from and about you from different sources, including the following:  (i) information the Trust receives from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Trust, its affiliates or others; (iii) information the Trust receives from a consumer reporting agency; and (iv) from visits to the Trust's or its affiliates' Web sites.

The Trust does not sell or disclose to non-affiliated third parties any non-public personal information about its current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts.  These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Trust may share information with its affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you.  In addition, the Trust restricts access to non-public personal information about its current and former shareholders to those BlackRock employees with a legitimate business need for the information.  The Trust maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require the Trust to provide you with additional or different privacy-related rights beyond what is set forth above, then the Trust will comply with those specific laws, rules or regulations.

OTHER INFORMATION

Merrill Lynch & Co., Inc. owns approximately 49% of the total capital stock of BlackRock, Inc., the ultimate parent company of each Advisor, and approximately 45% of BlackRock, Inc.'s voting power.  The PNC Financial Services Group, Inc. owns approximately 34% of BlackRock, Inc.'s common stock.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Page

USE OF PROCEEDS	B-2
INVESTMENT RESTRICTIONS	B-2
INVESTMENT POLICIES AND TECHNIQUES	B-4
MANAGEMENT OF THE TRUST	B-16
PORTFOLIO TRANSACTIONS AND BROKERAGE	B-22
DESCRIPTION OF SHARES	B-24
TAX MATTERS	B-25
EXPERTS	B-30
ADDITIONAL INFORMATION	B-30
FINANCIAL STATEMENTS	F-1
APPENDIX A RATINGS OF INVESTMENTS	A-1
APPENDIX B GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS	B-1
APPENDIX C PROXY VOTING POLICIES AND PROCEDURES	C-1

                          Shares

BlackRock Credit Opportunities Trust
Common Shares
__________________

PROSPECTUS
__________________

                         , 2009

The information in this preliminary Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
DATED NOVEMBER 21, 2008

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Credit Opportunities Trust (the "Trust") is a newly organized, diversified, closed-end management investment company with no operating history.  This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated             , 2009.  This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares.  A copy of the prospectus may be obtained without charge by calling (888) 825-2257 or by visiting the Securities and Exchange Commission’s website (http://www.sec.gov).  Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

TABLE OF CONTENTS

USE OF PROCEEDS	B-2
INVESTMENT RESTRICTIONS	B-2
INVESTMENT POLICIES AND TECHNIQUES	B-4
MANAGEMENT OF THE TRUST	B-16
PORTFOLIO TRANSACTIONS AND BROKERAGE	B-22
DESCRIPTION OF SHARES	B-24
TAX MATTERS	B-25
EXPERTS	B-30
ADDITIONAL INFORMATION	B-30
FINANCIAL STATEMENTS	F-1
APPENDIX A RATINGS OF INVESTMENTS	A-1
APPENDIX B GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS	B-1
APPENDIX C PROXY VOTING POLICIES AND PROCEDURES	C-1

This Statement of Additional Information is dated            , 2009.

USE OF PROCEEDS

Pending investment in securities that meet the Trust's investment objectives and policies, the net proceeds of this offering will be invested in short-term debt securities of the type described below under "Investment Policies and Techniques—Cash Equivalents and Short-Term Debt Securities."  We currently anticipate that the Trust will be able to invest primarily in securities that meet the Trust's investment objectives and policies within approximately six months after the completion of this offering.

INVESTMENT RESTRICTIONS

Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of majority of the outstanding common shares and preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:

(1)
with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer;

(2)
invest 25% or more of the value of its total assets in any one industry, provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry;

(3)
issue senior securities or borrow money other than as permitted by the Investment Company Act of 1940 (the "Investment Company Act") or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when issued and forward commitment transactions and similar investment strategies;

(4)
make loans of money or property to any person, except through loans of portfolio securities, the purchase of credit securities (including without limitation senior secured floating rate and fixed rate loans or debt "Senior Loans" and second lien or other subordinated or unsecured floating rate and fixed rate loans or debt "Second Lien Loans") or the entry into repurchase agreements;

(5)
underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Trust may be deemed to be an underwriter;

(6)
purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts ("REITs") and real estate operating companies, and instruments secured by real estate or interests therein, and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust's ownership of such other assets; or

(7)
purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

For purposes of Investment Restriction (2) above, the Trust will treat as an issuer any bank or other financial institution interpositioned between the Trust and a borrower of a Senior Loan, such as a bank from which the Trust purchases a participation in a Senior Loan if the Trust is subject to credit risk with respect to the interposed bank.

When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting of shareholders, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.  Except for the fundamental policies disclosed above, the Trust’s investment objectives and its other investment policies are non-fundamental and may be changed by the board of trustees of the Trust without shareholder approval.

The Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees.  The Trust may not:

(1)
make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's total assets and the Trust's aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class.  The Trust may also make short sales "against the box" without respect to such limitations.  In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

(2)
purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any rules promulgated or exemptive relief obtained thereunder.  As a shareholder in any investment company, the Trust may bear its ratable share of that investment company's expenses, and may remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested.  Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies.  In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of leverage.  The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares; or

(3)
under normal market conditions, invest less than 80% of its assets in any combination of the following securities: (i) senior secured floating rate and fixed rate loans or debt; (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt; (iii) credit securities that are rated below investment grade by a nationally recognized credit rating organization or unrated credit securities that are deemed to be of comparable quality, which securities are commonly known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and which may include distressed and defaulted securities; (iv) investment grade corporate bonds; (v) mortgage related securities and asset-backed securities; (vi) U.S. Government and agency securities; and (vii) preferred securities. (The Trust will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Trust unless such change was previously approved by shareholders.)

In addition, to comply with U.S. federal income tax requirements for qualification as a regulated investment company, the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested (i) in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled (by owning 20% or more of their voting power) by the Trust and determined to be engaged in the same, similar or related trades or businesses or (ii) in the securities of one or more "qualified publicly traded partnerships" (as defined under Section 851(h) of the Internal Revenue Code of 1986, as amended (the "Code")) and (b) with regard to at least 50% of the value of the Trust's total assets, no more than 5% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer.  These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

The percentage limitations applicable to the Trust's portfolio described in the prospectus and this Statement of Additional Information apply only at the time of investment and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Trust's investment policies and techniques in the prospectus.

Senior Loans

A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors").  The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate.  In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans to corporations and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool and interests therein.  Loan interests primarily take the form of assignments purchased in the primary or secondary market.  Loan interests may also take the form of participation interests in a Senior Loan.  Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Trust may purchase "Assignments" from the Agent or other Loan Investors.  The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement (as defined herein) of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor.  Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Trust also may invest in "Participations."  Participations by the Trust in a Loan Investor's portion of a Senior Loan typically will result in the Trust having a contractual relationship only with such Loan Investor, not with the Borrower.  As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower.  In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Trust may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation.  As a result, the Trust may assume the credit risk of both the Borrower and the Loan Investor selling the Participation.  In the event of the insolvency of the Loan Investor selling a Participation, the Trust may be treated as a general creditor of such Loan Investor.  The selling Loan Investors and other persons interpositioned between such Loan Investors and the Trust with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries.  Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The Trust will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Trust and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc. ("S&P"), or comparably rated by another nationally recognized rating agency) or determined by the Advisors to be of comparable quality.  The effect of industry characteristics and market compositions may be more pronounced.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, the Trust bears a substantial risk of losing the entire amount invested.

In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates.  In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own.  In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries.  Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

In the process of buying, selling and holding Senior Loans, the Trust may receive and/or pay certain fees.  These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees.  When the Trust buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee.  On an ongoing basis, the Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan.  In certain circumstances, the Trust may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower.  Other fees received by the Trust may include covenant waiver fees and covenant modification fees.

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement").  Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios and limits on total debt.  In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow.  Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities.  A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan.  The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower to monitor the Borrower's compliance with covenants may involve a risk of fraud by the Borrower.  In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant.  However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

In a typical Senior Loan the Agent administers the terms of the Loan Agreement.  In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement.  The Trust will generally rely upon the Agent or an intermediate participant to receive and forward to the Trust its portion of the principal and interest payments on the Senior Loan.  Furthermore, unless under the terms of a Participation Agreement the Trust has direct recourse against the Borrower, the Trust will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower.  The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower.  The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance.  The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan.  The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.  With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Trust will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Trust and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings.  A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans.  However, if assets held by the Agent for the benefit of the Trust were determined to be subject to the claims of the Agent's general creditors, the Trust might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest.  In situations involving intermediate participants, similar risks may arise.

Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above.  The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others.  As such, prepayments cannot be predicted with accuracy.  Upon a prepayment, either in part or in full, the actual outstanding debt on which the Trust derives interest income will be reduced.  However, the Trust may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.  BlackRock Advisors, LLC ("BlackRock Advisors" or the "Advisor") and BlackRock Financial Management, Inc. ("BlackRock Financial Management" or the "Sub-Advisor," together with the Advisor, the "Advisors") anticipate that prepayments generally will not materially affect the Trust's performance because the Trust typically should be able to reinvest prepayments in other Senior Loans that have similar yields and because receipt of such fees may mitigate any adverse impact on the Trust's yield.

From time to time, BlackRock Inc. ("BlackRock") and its affiliates may borrow money from various banks in connection with their business activities.  Such banks may also sell interests in Senior Loans to, or acquire them from, the Trust or may be intermediate participants with respect to Senior Loans in which the Trust owns interests.  Such banks may also act as Agents for Senior Loans held by the Trust.

The Trust may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations.  The Trust may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties.  A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

The Trust will be subject to the risk that collateral securing a loan will decline in value or have no value.  Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured.  In most credit agreements there is no formal requirement to pledge additional collateral.  In addition, the Trust may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured.  There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan.  On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan.  However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Trust's security interest in the loan collateral or subordinate the Trust's rights under the Senior Loan to the interests of the Borrower's unsecured creditors or cause interest previously paid to be refunded to the Borrower.  If a court required interest to be refunded, it could negatively affect the Trust's performance.  Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Trust.  For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital.  There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Trust's security interest in loan collateral.  If the Trust's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Trust would have substantially lower recovery, and perhaps no recovery, on the full amount of the principal and interest due on the Loan.

The Trust may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates.  The acquisition of such equity securities will only be incidental to the Trust's purchase of a Senior Loan.  The Trust may also acquire equity securities or credit securities (including non-dollar denominated equity or credit securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the Advisors, may enhance the value of a Senior Loan or would otherwise be consistent with the Trust's investment policies.

Brady Bonds

The Trust's emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds.  Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").  Brady Plan debt restructurings have been implemented in a number of countries, including:  Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Supranational Organization Obligations

The Trust may purchase debt securities of supranational organizations such as the World Bank, which are chartered to promote economic development.

Restricted and Illiquid Securities

The Trust may not be able to readily dispose of illiquid securities at prices that approximate those at which the Trust could sell such securities if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Trust may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") ("Rule 144A Securities").  Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers.  One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained.  However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Trust pursuant to Rule 144A under the Securities Act, the Trust intends to treat such securities as liquid securities in accordance with procedures approved by the Trust's board of trustees.  Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Trust's board of trustees has directed the Advisors to monitor carefully the Trust's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.  To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Trust's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Rights Offerings and Warrants to Purchase

The Trust may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Other Equity Securities

In addition to preferred and common stocks, the Trust may invest in other equity securities, convertible securities, warrants, depository receipts, exchange-traded funds ("ETFs") and equity interests in REITs.

Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.  Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

Warrants.  Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Depository Receipts.  The Trust may invest in sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments.  ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation.  EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities.  GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis.  Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.  Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.

ETFs.  The Trust may invest in ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment.  ETFs are passively managed and their shares are traded on a national exchange or The NASDAQ Stock Market, Inc. ("NASDAQ").  ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units."  The investor purchasing a creation unit may sell the individual shares on a secondary market.  Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.  There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index.  ETFs are subject to the risks of investing in the underlying securities.  The Trust, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Trust's own operations.

REITs.  In pursuing its investment strategy, the Trust may invest in equity interests in REITs.  REITs possess certain risks which differ from an investment in common stocks.  REITs are financial vehicles that pool investor's capital to purchase or finance real estate.  REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.  The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs.  In addition, distributions received by the Trust from REITs may consist of dividends, capital gains and/or return of capital.  As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Trust's investment strategy results in the Trust investing in REIT shares, the percentage of the Trust's dividend income received from REIT shares will likely exceed the percentage of the Trust's portfolio which is comprised of REIT shares.  Generally, dividends received by the Trust from REIT shares and distributed to the Trust's shareholders will not constitute "qualified dividend income" eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Trust that shareholders of the Trust receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive proposes or to keep cash on hand, the Trust may invest up to 100% of its assets in cash equivalents and short-term debt securities.  Short-term debt securities are defined to include, without limitation, the following:

(1)
U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities.  U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and GNMA, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the FNMA, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit.  While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities.  Consequently, the value of such securities may fluctuate.

(2)
Certificates of deposit issued against funds deposited in a bank or a savings and loan association.  Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable.  The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon.  Certificates of deposit purchased by the Trust may not be fully insured by the FDIC.

(3)
Repurchase agreements, which involve purchases of debt securities.  At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time.  This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate.  Such actions afford an opportunity for the Trust to invest temporarily available cash.  The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest.  Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral.  If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest.  The Advisors monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement.  The Advisors do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust.  If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)
Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.  Master demand notes are direct lending arrangements between the Trust and a corporation.  There is no secondary market for such notes.  However, they are redeemable by the Trust at any time.  The Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand.  Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Strategic Transactions and Risk Management

Consistent with its investment objectives and policies, the Trust may also enter into certain duration and risk management transactions.  In particular, the Trust may purchase and sell futures contracts, forward foreign currency contracts and exchanges listed and over-the-counter put and call options on securities, equity and other indices, may enter into various interest rate, credit and other derivative transactions and may engage in swaps (collectively, "Strategic Transactions").  Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities.  Any or all of these Strategic Transactions may be used at any time.  There is no particular strategy that requires use of one technique rather than another.  Use of any Strategic Transaction is a function of market conditions.  The ability of the Trust to use them successfully will depend on the Advisors' ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured.  The Strategic Transactions that the Trust may use are described below.  Although the Trust recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Trust may seek to use these strategies in certain circumstances.

Futures Contracts and Options on Futures Contracts.  The Trust may enter into contracts for the purchase or sale for future delivery ("futures contracts") of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above.  The Trust will engage in such transactions only for bona fide duration, risk management and other portfolio management purposes.

Forward Foreign Currency Contracts.  The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into.  Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.  The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire.  The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.  The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another.  For example, if the Trust owns securities denominated in a foreign currency and the Advisors believe that currency will decline relative to another currency, the Trust might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency.  The Trust may also purchase forward currency contracts to enhance income when the Advisors anticipate that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.  The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency.  Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated.  This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars.  This type of transaction may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.  The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisors anticipate that there will be a correlation between the two currencies.

The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.  When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract.  Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.  Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.  Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity.  In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract.  In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.  The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established.  Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Calls on Securities, Indices and Futures Contracts.  In order to enhance income or reduce fluctuations on net asset value, the Trust may sell or purchase call options ("calls") on securities and indices based upon the prices of futures contracts and credit securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets.  A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period.  All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements).  A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold.  The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price.  Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

Puts on Securities, Indices and Futures Contracts.  As with calls, the Trust may purchase put options ("puts") that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts.  For the same purposes, the Trust may also sell puts on securities, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid credit securities having a value not less than the exercise price.  The Trust will not sell puts if, as a result, more than 50% of the Trust’s total assets would be required to cover its potential obligations under its hedging and other investment transactions.  In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

Interest Rate Transactions.  The Trust may enter into interest rate swaps and purchase or sell interest rate caps and floors primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date.  The Trust intends to use these transactions for duration and risk management purposes and not as a speculative investment.  The Trust will not sell interest rate caps or floors that it does not own.  Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates.  In as much as these Strategic Transactions are entered into for good faith risk management purposes, the Advisors and the Trust believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions.  The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess.  The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction.  If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Credit Derivatives.  The Trust may engage in credit derivative transactions.  There are two broad categories of credit derivatives:  default price risk derivatives and market spread derivatives.  Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively.  Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.  There are three basic transactional forms for credit derivatives:  swaps, options and structured instruments.  The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.  If the Advisors are incorrect in their forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used.  Moreover, even if the Advisors are correct in their forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected.  There is no limit on the amount of credit derivative transactions that may be entered into by the Trust.  The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protected.  The Trust will monitor any such swaps or derivatives with a view to ensuring that the Trust remains in compliance with applicable regulatory investment policy and tax requirements.

New Products.  The financial markets continue to evolve and financial products continue to be developed.  The Trust reserves the right to invest in new financial products as they are developed or become more widely accepted.  As with any new financial product, these products will entail risks, including risks to which the Trust currently is not subject.

Appendix B contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options.  The principal risks relating to the use of futures contracts and other Strategic Transactions are:  (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Advisors; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions.  See "Tax Matters."

When-Issued and Forward Commitment Securities

The Trust may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices.  When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date.  When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be (provided that dollar roll transactions will not be considered forward commitment transactions if they are entered into on the basis of regular way settlement).  If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss.  At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities.  The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust.  There is always a risk that the securities may not be delivered and that the Trust may incur a loss.  Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates.  Securities purchased with a forward commitment or when-issued basis may expose the Trust to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment or when-issued basis when the Trust is fully invested may result in greater potential fluctuation in the value of the Trust's net assets and its net asset value per share.

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein.  Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment.  At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest).  If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings.  The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.  Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase.  Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.  Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Dollar Roll Transactions

To take advantage of attractive opportunities in the bond market and to enhance current income, the Trust may enter into dollar roll transactions.  A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed upon price.  The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.  During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust.  If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls.  At the time the Trust enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.  The Trust's dollar rolls, together with its reverse repurchase agreements, the issuance of preferred shares and other borrowings, will not exceed, in the aggregate, 33⅓% of the value of its total managed assets.

Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities.  The Trust's right to purchase or repurchase securities may be restricted.  Successful use of mortgage dollar rolls may depend upon the investment manager's ability to correctly predict interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.

Repurchase Agreements

As temporary investments, the Trust may invest in repurchase agreements.  A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties.  The agreed-upon repurchase price determines the yield during the Trust's holding period.  Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract.  The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisors, present minimal credit risk.  The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest.  In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral.  In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited.  The Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price.  In the event the value of the collateral declines below the repurchase price, the Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Short Sales

The Trust may make short sales of securities.  A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline.  The Trust may make short sales to hedge positions, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities.  The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short.  Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.  The Trust may also make short sales "against the box" without respect to such limitations.  In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

MANAGEMENT OF THE TRUST

Investment Management Agreement

The investment management agreement between the Trust and BlackRock Advisors was approved by the Trust's board of trustees at an "in person" meeting held on                , 2008, including a majority of the trustees who are not parties to the agreement or "interested persons" (as such term is defined in the Investment Company Act) of any such party (in such capacity, the "independent trustees").  The agreement was approved by the sole common shareholder of the Trust on               , 2008.  The agreement provides for the Trust to pay a management fee at an annual rate equal to               % of the average daily value of the Trust's total assets (which includes amounts borrowed for investment purposes).  During periods in which the Trust is using leverage, the fees paid to BlackRock Advisors will be higher than if the Trust did not use leverage because the fees are calculated as a percentage of the Trust's assets, which include those assets purchased with leverage.

The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the securities of the Trust at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval.  The agreement may be terminated at any time, without the payment of any penalty, by the Trust (upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust) or by BlackRock Advisors, upon 60 days' written notice by either party to the other which can be waived by the non-terminating party.  The agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

The investment management agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

BlackRock Advisors will devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust.  However, the services of BlackRock Advisors are not exclusive, and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

Sub-Investment Advisory Agreement

Pursuant to a sub-investment advisory agreement, the Trust and BlackRock Advisors have appointed BlackRock Financial Management, Inc. (the "Sub-Advisor") to perform the day-to-day investment management of the Trust.  The agreement was approved by the Trust's board of trustees, including a majority of the independent trustees, at an “in-person” meeting held on                  , 2008.  The agreement was approved by the sole common shareholder of the Trust on                   , 2008.  The agreement provides for BlackRock Advisors to pay an annual sub-advisory fee to the Sub-Advisor equal to            % of the management fee.

The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote (as defined in the Investment Company Act) and (2) by the vote of a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval.  The agreement may be terminated at any time, without the payment of any penalty, by the Trust or BlackRock Advisors (upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust) or by the Sub-Advisor, upon 60 days' written notice by any party to the other, which notice can be waived by the non-terminating party.  The agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

The sub-investment advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Sub-Advisor is not liable to the Trust or any of the Trust's shareholders for any act or omission by the Sub-Advisor in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of the Sub-Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

The Sub-Advisor will devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust.  However, the services of the Sub-Advisor are not exclusive, and the Sub-Advisor provides similar services to other investment companies and other clients and may engage in other activities.

Matters Considered by the Board of Trustees

A discussion regarding the basis for the approval of the investment management agreement and the sub-investment advisory agreement by the board of trustees of the Trust will be available in the Trust's first report to shareholders following the completion of this offering.

Trustees and Officers

The officers of the Trust manage its day-to-day operations.  The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers.  Below is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years.  The business address of the Trust, the Advisor, the Sub-Advisor and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below.

The trustees listed below are either trustees or directors of other closed-end funds in which the Advisor acts as investment advisor. Advisors acts as investment advisor.

Name, Address, Age and Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:

INTERESTED TRUSTEES:

_____________________
*	Includes the Trust.

OFFICERS
Name and Age	Title	Principal Occupation During the Past Five Years and Other Affiliations

Share Ownership
Name of Trustee	Dollar Range of Equity Securities in the Trust(*)	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Family of Registered Investment Companies(*)

_____________________
*	As of December 31, 2007. The trustee could not own shares in the Trust as of this date because the Trust had not yet begun investment operations.

Compensation of Trustees

The fees and expenses of the independent trustees of the Trust are paid by the Trust.  The trustees who are members of the BlackRock organization receive no compensation from the Trust.  It is estimated that the independent trustees will receive from the Trust the amounts set forth before the Trust’s calendar year ending December 31, 2007, assuming the Trust will have been in existence for the full calendar year.

Name of Board Member	Estimated Compensation from the Trust	Total Compensation from the Trust and Fund Complex Paid to Board Members(1)

_____________________
(1)	Estimates the total compensation to be earned by that person during the calendar year ending December 31, 2007 from the closed-end funds advised by the Advisor (the “Fund Complex”).

The Trust shall pay a pro rata portion (based on relative net assets) of the following trustee fees paid by the Fund Complex: (i) $             per annum for each independent trustee as a retainer and (ii) $             per day for each independent trustee for each special meeting of each board in the Fund Complex (i.e., any meeting, whether telephonic or in person, other than one of the six regularly scheduled meetings of each board per year) attended. Each independent trustee shall also be entitled to reimbursement for all of his or her out-of-pocket expenses in attending each meeting of the board of trustees of the Trust and any committee thereof.                 will receive an additional $               per annum from the Fund Complex for acting as the lead trustee for each board of trustees/directors in the Fund Complex plus an additional $               per annum for his service as chairman of the Audit Committee.                 and                   will receive an additional $              per annum from the Fund Complex for their service on the Audit Committee of the Fund Complex. This additional compensation to                  ,                and                 will be allocated among the funds/trusts in the Fund Complex based on their relative net assets.  Certain of the above fees paid to the independent trustees will be subject to mandatory deferrals pursuant to the Fund

Complex’s deferred compensation plan. The independent trustees have agreed that at least $              of their $               retainer will be mandatorily deferred pursuant to the Fund Complex’s deferred compensation plan. Also, members of the Audit Committee of the Fund Complex will be required to defer $               of the per annum fee they will receive for their services on the Audit Committee pursuant to the Fund Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the independent trustees as though equivalent dollar amounts had been invested in common shares of certain other funds in the Fund Complex selected by the independent trustees. This has approximately the same economic effect for the independent trustees as if they had invested the deferred amounts in such other funds. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund. A fund may, however, elect to invest in common shares of those funds selected by the independent trustee in order to match its deferred compensation obligations.

The board of trustees currently has five standing committees: an Executive Committee, an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

The Audit Committee is comprised of          and          , each of whom is an independent trustee.  The primary purposes of the Audit Committee is to assist the board of trustees in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Trust, the qualifications and independence of the Trust's independent registered public accounting firm, and the Trust’s compliance with legal and regulatory requirements.  The Audit Committee reviews the scope of the Trust’s audit, accounting and financial reporting policies and practices and internal controls.  The Audit Committee approves, and recommends to the independent trustees for their ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firms.  The Audit Committee also approves all audit and permissible non-audit services provided by the Trust’s independent registered public accounting firms to its manager or advisor and any affiliated service providers if the engagement relates directly to the Trust’s operations and financial reporting of the Trust.

The board of trustees has a standing Governance and Nominating Committee.  The Governance and Nominating Committee is comprised of           and                  , each of whom is an independent trustee.

The Governance and Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the board of trustees, scheduling and organization of meetings of the board of trustees, evaluating the structure and composition of the board of trustees and determining compensation of the Trust’s independent trustees.  The Governance and Nominating Committee may consider nominees recommended by a shareholder.  A shareholder who wishes to recommend a nominee should send recommendations to the Trust’s Secretary and must include:

•
As to each person whom the shareholder proposes to nominate for election as a trustee: (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class or series and number of shares of the Trust which are owned beneficially or of record by the person, if any, and (4) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act; and

•
As to the shareholder giving the notice: (1) the name and record address of the shareholder, (2) the class or series and number of shares of the Trust which are owned beneficially or of record by the shareholder, (3) a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) in connection with which the nomination(s) are made by the shareholder, (4) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (5) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a trustee if elected.  The shareholder recommendation and information described above must be sent to the Trust's Secretary, c/o BlackRock, P.O. Box 4546, New York, New York 10163.

The Trust has a Compliance Committee composed of                    and                        , each of whom is an independent trustee.  The Compliance Committee performs those functions enumerated in the Compliance Committee charter, including, but not limited to, supporting the trustees in acting independently of the Advisors in pursuing the best interests of the Trust and its shareholders, receiving information on and, where appropriate, recommending policies concerning the Trust’s compliance with applicable law, and receiving reports from and making certain recommendations in respect of the Trust’s Chief Compliance Officer.

The Trust has a Performance Oversight Committee composed of all of the independent trustees.  The Performance Oversight Committee acts in accordance with the Performance Oversight Committee charter.  The Performance Oversight Committee performs those functions enumerated in the Performance Oversight Committee charter, including, but not limited to, supporting the independent trustees in acting independently of the Advisors in pursuing the best interests of the Trust and its shareholders, developing an understanding of and reviewing the investment objectives, policies and practices of the Trust, and reviewing with respect to the Trust: (a) whether the Trust has complied with their investment policies and restrictions as reflected in the prospectus, (b) appropriate benchmarks and competitive universes, (c) investment performance, (d) unusual or exceptional investment matters, and (e) other matters bearing on the Trust’s investment results.

The Trust has an Executive Committee composed of                  and                 , which acts on behalf of the full board of trustees on certain matters in the interval between meetings of the board of trustees.

As the Trust is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the fiscal year, except that the Audit Committee met in connection with the organization of the Trust to select the Trust’s independent registered public accounting firm.

Prior to this offering, all of the outstanding shares of the Trust were owned by an affiliate of the Advisors.

Proxy Voting Policies

The board of trustees of the Trust has delegated the voting of proxies for Trust securities to the Advisors pursuant to the Advisors' proxy voting guidelines.  Under these guidelines, the Advisors will vote proxies related to Trust securities in the best interests of the Trust and its shareholders.  A copy of the Advisors' proxy voting policy is attached as Appendix C to this Statement of Additional Information.  Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling (800) 441-7762; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Codes of Ethics

The Trust and the Advisors have adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act.  These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust.  These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090.  These codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's Web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Investment Advisor and Sub-Advisor

BlackRock Advisors acts as the Trust's investment advisor and BlackRock Financial Management acts as the Trust's investment sub-advisor.  BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock.  BlackRock is one of the world's largest publicly traded investment management firms.  As of September 30, 2008, BlackRock's assets under management were approximately $1.26 trillion.  BlackRock manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products.  In addition, a growing number of institutional investors use BlackRock Solutions® investment system, risk management and financial advisory services.

BlackRock has over 20 years of experience managing closed-end products and, as of September 30, 2008, advised a closed-end family of 107 active funds with approximately $38.7 billion in assets.  BlackRock and its affiliated entities had $501 billion in fixed income assets under management as of September 30, 2008, including $9.0 billion of assets across 24 taxable fixed income closed-end funds.  Headquartered in New York City, BlackRock has over 5800 employees in 22 countries and a major presence in key global markets, including the United States, Europe, Asia, Australia and the Middle East.

Other Information

Merrill Lynch & Co., Inc. owns approximately 49% of the total capital stock of BlackRock, Inc., the ultimate parent company of each Advisor, and approximately 45% of BlackRock, Inc.'s voting power.  The PNC Financial Services Group, Inc. owns approximately 34% of BlackRock, Inc.'s common stock.

Portfolio Managers

As of         , 2008,                 managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies		$		$
Pooled Investment Vehicles Other Than Registered Investment Companies		$		$
Other Accounts		$		$

As of                 , 2008,               managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies		$		$
Pooled Investment Vehicles Other Than Registered Investment Companies		$		$
Other Accounts		$		$

BlackRock Compliance

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another.  BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.  Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Trust, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Trust.  In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Trust.  BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Trust by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Trust.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

BlackRock Portfolio Manager Compensation

To be filed by amendment.

Securities Ownership of Portfolio Managers

The Trust is a newly-organized investment company.  Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owned any securities issued by the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisors are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.  With respect to Senior Loans and Second Lien Loans, the Trust generally will engage in privately negotiated transactions for purchase or sale in which the Advisors will negotiate on behalf of the Trust, although a more developed market may exist or develop for certain Senior Loans and Second Lien Loans.  Most of these transactions will be principal transactions at net prices for which the Trust will generally incur little or no brokerage costs.  The Trust may be required to pay fees, or forgo a portion of interest and any fees payable to the Trust, to a lender selling Assignment or Participations to the Trust.  The Advisors will determine the lenders from whom the Trust will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management.  Affiliates of the Advisors may participate in the primary and secondary market for Senior Loans and Second Lien Loans.  Because of certain limitations imposed by the Investment Company Act, this may restrict the Trust's ability to acquire some Senior Loans and Second Lien Loans.  The Advisors do not believe that this will have a material effect on the Trust's ability to acquire Senior Loans and Second Lien Loans consistent with its investment policies.  Sales to dealers are effected at bid prices.  The illiquidity of many Senior Loans and Second Lien Loans may restrict the ability of the Advisors to locate in a timely manner persons willing to purchase the Trust's interests in Senior Loans or Second Lien Loans at a fair price should the Trust desire to sell such interests.

With respect to other types of securities, the Trust may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, may purchase securities in the over-the-counter market from an underwriter or dealer serving as market maker for the securities, in which case the price includes a fixed amount of compensation to the underwriter or dealer, and may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

Payments of commissions to brokers who are affiliated persons of the Trust (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the Investment Company Act.  Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Advisors are responsible for placing portfolio transactions and they do so in a manner deemed fair and reasonable to the Trust and not according to any formula.  The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price.  In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Advisors consider the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price.  There may be instances when, in the judgment of the Advisors, more than one firm can offer comparable execution services.  In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services.

The Advisor and the Sub-Advisor may, consistent with the interests of the Trust, select brokers on the basis of the research, statistical and pricing services they provide to the Trust and their other clients.  Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Advisor's or Sub-Advisor's investment decision making process in order for such research, statistical and/or pricing services to be considered by the Advisor or Sub-Advisor in selecting a broker.  These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e) of the Exchange Act.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor and Sub-Advisor under their respective contracts.  A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor or Sub-Advisor determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor or Sub-Advisor to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term.  The advisory fees that the Trust pays to the Advisor will not be reduced as a consequence of the Advisor's or Sub-Advisor's receipt of brokerage and research services.  To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid by an amount that cannot be presently determined.  Such services generally would be useful and of value to the Advisor or Sub-Advisor in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisor or Sub-Advisor in carrying out their obligations to the Trust.  While such services are not expected to reduce the expenses of the Advisor or Sub-Advisor, the Advisor and Sub-Advisor would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staffs.  Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

One or more of the other investment companies or accounts that the Advisor and/or the Sub-Advisor manage may own from time to time some of the same investments as the Trust.  Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account.  When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis, usually on a pro rata basis, by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives.  Such allocations are based upon the written procedures of the Advisor and/or Sub-Advisor, which have been reviewed and approved by the board of trustees.  In some cases, this system may adversely affect the price or size of the position obtainable for the Trust.  In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust.  It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The Advisor and its affiliates manage investments for clients from offices located around the world.  As a result, purchases and sales of securities may be executed through different trading desks or on different exchanges or markets through out the day, resulting in transactions in the same security being effected at different prices over a 24-hour period.

It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading.  However, the annual portfolio turnover rate of the Trust may be greater than 100%.  Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower.  Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

Merrill Lynch & Co., Inc. owns approximately 49% of the total capital stock of BlackRock, Inc., the ultimate parent company of each Advisor, and approximately 45% of BlackRock, Inc.'s voting power.  The PNC Financial Services Group, Inc. owns approximately 34% of BlackRock, Inc.'s common stock.

DESCRIPTION OF SHARES

Common Shares

The Trust does not intend to hold annual meetings of shareholders.  All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.  The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.  The prospectus contains a detailed discussion of the common shares.

Preferred Shares

The Agreement and Declaration of Trust provides that the Trust's board of trustees may authorize and issue preferred shares with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares.  Holders of common shares have no preemptive right to purchase any preferred shares that might be issued.  Whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met.  The prospectus contains a discussion of the preferred shares that the Trust may issue.

Other Shares

The board of trustees (subject to applicable law and the terms of the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or preferred shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit.  The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the possible issuance of preferred shares.

TAX MATTERS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders.  The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.  This discussion assumes that the Trust's shareholders hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment).  No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Trust and its shareholders (including shareholders owning a large position in the Trust), and the discussions set forth here and in the prospectus do not constitute tax advice.  Investors are urged to consult their own tax advisors with any specific questions relating to federal, state, local and foreign taxes.

Taxation of the Trust

The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Code.  As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Trust (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net realized capital gains.

In order to qualify to be taxed as a regulated investment company, the Trust must, among other things:  (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Trust's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust's total assets is invested in the securities of (I) any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a regulated investment company, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions).  The Trust intends to distribute annually all or substantially all of such income.

The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss).  However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to a tax of 35% of such amount.  If the Trust retains any net capital gain, it expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes its share of such undistributed long-term capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against their U.S. federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its tax basis in its common shares for the

Trust by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax at the Trust level.  To avoid the excise tax, the Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (iii) certain undistributed amounts from previous years on which the Trust paid no U.S. federal income tax.  While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax.  In that event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

Dividends and distributions will be treated as paid during the calendar year if they are paid during the calendar year or declared by the Trust in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Trust during January of the following year.  Any such dividend or distribution paid during January of the following year will be deemed to be received by the Trust's shareholders on December 31 of the year the dividend or distribution was declared, rather than when the dividend or distribution is actually received.

If the Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a regulated investment company in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Trust's shareholders would not be deductible by the Trust in computing its taxable income.  In such case, distributions generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders.  To qualify again to be taxed as a regulated investment company in a subsequent year, the Trust would be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Trust as an additional tax.  In addition, if the Trust failed to qualify as a regulated investment company for a period greater than two taxable years, then the Trust would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Trust had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

The Trust intends to utilize leverage through borrowings, and thus may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances.  Limits on the Trust's payment of dividends may prevent the Trust from satisfying the 90% distribution requirement and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company and/or may subject the Trust to the nondeductible 4% U.S. federal excise tax.  The Trust will endeavor to avoid restrictions on its ability to make dividend payments.

Gain or loss on the sales of securities by the Trust will generally be long-term capital gain or loss if the securities have been held by the Trust for more than one year.  Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Investments of the Trust in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders.  For example, with respect to securities issued at a discount, the Trust generally will be required to accrue daily as income a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid U.S. federal income and excise taxes.  To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid U.S. federal income and excise taxes, the Trust may have to dispose of securities that it would otherwise have continued to hold.

The Trust's investment in so-called "section 1256 contracts," such as regulated futures contracts, certain foreign currency contracts, options on most stock indices and any listed non-equity options, are subject to special tax rules.  Any such section 1256 contracts held by the Trust at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Trust's income as if each position had been sold for its fair market value at the end of the taxable year.  The resulting gain or loss will be combined with any gain or loss realized by the Trust from positions in section 1256 contracts closed during the taxable year.  Provided such positions are held as capital assets and are neither part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Trust.

Certain of the Trust's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above.  The Trust will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

Because the Trust may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes.  The Trust will not be eligible to elect to "pass-through" to shareholders of the Trust the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

The Trust may acquire Senior Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans of borrowers that have filed for bankruptcy protection.  Investments in Senior Loans that are at risk of or in default may present special tax issues for the Trust.  Federal income tax rules are not entirely clear about issues such as when the Trust may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether exchanges of debt obligations in a bankruptcy or workout context are taxable events.  These and other issues will be addressed by the Trust, in the event that they arise with respect to Senior Loans it owns, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Taxation of Shareholders

Distributions paid by the Trust from its investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends"), are generally taxable to you as ordinary income to the extent of the Trust's earnings and profits.  Such distributions (if designated by the Trust) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Trust's income consists of dividend income from United States corporations, and (ii) for taxable years beginning on or before December 31, 2010, as "qualified dividend income" eligible for the reduced maximum U.S. federal tax rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States).  Because the Trust intends to invest primarily in credit securities, ordinary income dividends paid by the Trust generally will not be eligible for the reduced rates applicable to "qualified dividend income" and will not be eligible for the corporate dividends received deduction.  There can be no assurance as to what portion of the Trust's distributions will qualify for the dividends received deduction or constitute qualified dividend income.

A dividend (whether paid in cash or reinvested in additional Trust shares) will not be treated as qualified dividend income (whether received by the Trust or paid by the Trust to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend (91 days during the associated 181-day period for certain preferred shares) with respect to such dividend, (2) to the extent that the Trust or shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions made from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains if they have been properly designated by the Trust, regardless of the length of time the shareholder has owned common shares of the Trust.  The maximum U.S. federal income tax rate on net long-term capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized in taxable years beginning on or before December 31, 2010.  For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum U.S. federal income tax rate of 15%.  For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum U.S. federal income tax rate of 35%.

If, for any calendar year, the Trust's total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the common shares.  A "return of capital" means the Trust will make distributions to you in excess of your share of such earnings and profits.  When you sell your shares in the Trust, the amount, if any, by which your sales price exceeds your basis in the Trust's common shares is gain subject to tax.  Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal.

Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

The sale or other disposition of common shares of the Trust will generally result in capital gain or loss to shareholders.  Generally, a shareholder's gain or loss will be long-term gain or loss, if the shares have been held for more than one year.  Any loss upon the sale or exchange of Trust common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the shareholder.  Any loss a shareholder realizes on a sale or exchange of common shares of the Trust will be disallowed if the shareholder acquires other common shares of the Trust (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder's sale or exchange of the common shares.  In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss.  Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss.  There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities.  Accordingly, shareholders with capital loss are urged to consult their tax advisers.

An investor should be aware that if Trust common shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Trust common shares, in effect resulting in a taxable return of some of the purchase price.

Certain types of income received by the Trust from REITs, real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Trust to designate some or all of its distributions as "excess inclusion income."  To Trust shareholders, such excess inclusion income will (i) constitute "unrelated business taxable income" ("UBTI") for those shareholders who would otherwise be tax-exempt, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) not be offset against net operating losses for tax purposes, (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries and (iv) cause the Trust to be subject to tax if certain "disqualified organizations," as defined by the Code (such as certain governments or governmental agencies and charitable remainder trusts), are Trust shareholders.

Dividends are taxable to shareholders even though they are reinvested in additional shares of the Trust.

Ordinary income distributions and capital gain distributions also may be subject to state and local taxes.  Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local and foreign tax consequences to them of investing in the Trust.

A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below).  Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.  Foreign investors should consult their tax advisors regarding the tax consequences of investing in the Trust's common shares.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain or upon the sale or other disposition of common shares of the Trust.

For taxable years of the Trust beginning before January 1, 2010, properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Trust's "qualified net interest income" (generally, the Trust's U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Trust is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Trust's "qualified short-term capital gains" (generally, the excess of the Trust's net short-term capital gain over the Trust's long-term capital loss for such taxable year).  Depending on its circumstances, however, the Trust may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of common shares held through an intermediary, the intermediary may withhold even if the Trust designates the payment as qualified net interest income or qualified short-term capital gain.  Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.  There can be no assurance as to what portion of the Trust's distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

Backup Withholding

The Trust is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Trust's common shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders.  These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.  Ordinary income and capital gain dividends may also be subject to state and local taxes.  Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

EXPERTS

The Statement of Assets and Liabilities of the Trust as of            , 2009 appearing in this Statement of Additional Information and related Statements of Operations and Changes in Net Assets for the period from          , 2008 (date of inception) to           , 2009 have been audited by           , an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.                  , located at                       , provides accounting and auditing services to the Trust.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission, Washington, D.C.  The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, such as the exhibits and schedules thereto.  For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement.  Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.  A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To be filed by amendment.

F-1

FINANCIAL STATEMENTS

To be filed by amendment.

F-2

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor's Corporation —A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable.  Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information.  Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

"AAA"	An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA"	An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A"
An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB"
An obligation rated "BBB" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B," "CCC," "CC," and "C"
Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics.  "BB" indicates the least degree of speculation and "C" the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB"
An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B"
An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC"
An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC"	An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C"
A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment.  The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D"
An obligation rated "D" is in payment default.  The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (–)	(–) The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

"N.R."
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

"A-1"
A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's.  The obligor's capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2"
A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3"
A short-term obligation rated "A-3" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B"
A short-term obligation rated "B" is regarded as having significant speculative characteristics.  Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1"
A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-2"
A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-3"
A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"C"
A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

"D"
A short-term obligation rated "D" is in payment default.  The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

"i"
This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation.  The "i" subscript indicates that the rating addresses the interest portion of the obligation only.  The "i" subscript will always be used in conjunction with the "p" subscript, which addresses likelihood of receipt of principal.  For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

"L"	Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.

"P"
This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation.  The "p" subscript indicates that the rating addresses the principal portion of the obligation only.  The "p" subscript will always be used in conjunction with the "i" subscript, which addresses likelihood of receipt of interest.  For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

"pi"
Ratings with a "pi" subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain.  They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript.  Ratings with a "pi" subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

"pr"
The letters "pr" indicate that the rating is provisional.  A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

"preliminary"	Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.  Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation.  Changes in the information provided to Standard & Poor's could result in the assignment of a different rating.  In addition, Standard & Poor's reserves the right not to issue a final rating.

Preliminary ratings are assigned to Rule 415 Shelf Registrations.  As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.  The final rating may differ from the preliminary rating.

"t"
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

"*"
This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.  Discontinued use in August 1998.

"C"
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.  Discontinued use in January 2001.

"q"	A "q" subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

"r"	The "r" modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating.  The absence of an "r" modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks.  Standard & Poor's discontinued the use of the "r" modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody's Investors Service, Inc. —A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG TERM OBLIGATION RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of a fixed income obligation with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long-Term Rating Definitions:

"Aaa"	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

"Aa"	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

"A"	Obligations rated A are considered upper medium grade and are subject to low credit risk.

"Baa"	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

"Ba"	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

"B"	Obligations rated B are considered speculative and are subject to high credit risk.

"Caa"	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

"Ca"	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C"	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM TERM NOTE RATINGS

Moody's assigns long-term ratings to individual debt securities issued from medium term note (MTN) programs, in addition to indicating ratings to MTN programs themselves.  Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all parí passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics of listed below:

•	Notes containing features that link interest or principal to the credit performance of any third party or parties.

•	Notes allowing for negative coupons, or negative principal.

•	Notes containing any provision that could obligate the investor to make any additional payments.

•	Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

Market participants must determine whether any particular note is rated, and if so, at what rating level.  Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium term note program.  Unrated notes issued under an MTN program may be assigned an NR symbol.

Short Term Rating Definitions:

Moody's short term ratings are opinions of the ability of issuers to honor short term financial obligations.  Ratings may be assigned to issuers, short term programs or to individual short term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

"P-1"	Issuers (or supporting institutions) rated Prime 1 have a superior ability to repay short term debt obligations.

"P-2"	Issuers (or supporting institutions) rated Prime 2 have a strong ability to repay short term debt obligations.

"P-3"	Issuers (or supporting institutions) rated Prime 3 have an acceptable ability to repay short term obligations.

"NP"	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

US MUNICIPAL AND TAX EXEMPT RATINGS

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax exempt markets.  As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.  The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance:  economy, debt, finances, and administration/management strategies.  Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

Municipal Long-Term Rating Definitions:

"Aaa"	Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax exempt issuers or issues.

"Aa"	Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax exempt issuers or issues.

"A"	Issuers or issues rated A present above average creditworthiness relative to other US municipal or tax exempt issuers or issues.

"Baa"	Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax exempt issuers or issues.

"Ba"	Issuers or issues rated Ba demonstrate below average creditworthiness relative to other US municipal or tax exempt issuers or issues.

"B"	Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax exempt issuers or issues.

"Caa"	Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax exempt issuers or issues.

"Ca"	Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax exempt issuers or issues.

"C"	Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax exempt issuers or issues.

Note:  Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa.  The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch IBCA, Inc. —A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL LONG-TERM CREDIT RATINGS

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings.  When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR).  The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations.  When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

"AAA"
Highest credit quality.  "AAA" ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA"
Very high credit quality.  "AA" ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

"A"
High credit quality.  "A" ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB"
Good credit quality.  "BBB" ratings indicate that there is currently expectations of low credit risk.  The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Speculative Grade

"BB"
Speculative.  "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

"B"
Highly speculative.  For issuers and performing obligations, "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.  For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.  Such obligations would possess a Recovery Rating of "R1" (outstanding).

"CCC"
For issuers and performing obligations, default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.  For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery.  Differences in credit quality may be denoted by plus/minus distinctions.  Such obligations typically would possess a Recovery Rating of "R2" (superior), or "R3" (good) or "R4" (average).

"CC"
For issuers and performing obligations, default of some kind appears probable.  For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of "R4" (average) or "R5" (below average).

"C"
For issuers and performing obligations, default is imminent.  For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries.  Such obligations would possess a Recovery Rating of "R6" (poor).

"RD"	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

"D"	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

— failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

— the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

— the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated D upon a default.  Defaulted and distressed obligations typically are rated along the continuum of C to B ratings categories, depending upon their recovery prospects and other relevant characteristics.  Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the B or CCC-C categories.

Default is determined by reference to the terms of the obligations' documentation.  Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "–" may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA Long-term rating category, to categories below CCC, or to Short-term ratings other than F1. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

Rating Outlook:  An Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action.  Occasionally, Fitch Ratings may be unable to identify the fundamental trend.  In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.  In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term "put" or other similar demand feature will have a dual rating, such as AAA/F1+.  The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips.  These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

"PIF"	Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.

"NR"	indicates that Fitch Ratings does not rate the issuer or issue in question.

"Withdrawn":
A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

NATIONAL LONG-TERM CREDIT RATINGS

National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country.  This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings.  For illustrative purposes, (xxx) has been used, in the table below.

"AAA(xxx)"
"AAA" national ratings denote the highest rating assigned in its national rating scale for that country.  This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

"AA(xxx)"
"AA" national ratings denote a very strong credit risk relative to other issuers or issues in the same country.  The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

"A(xxx)"
"A" national ratings denote a strong credit risk relative to other issuers or issues in the same country.  However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

"BBB(xxx)"
"BBB" national ratings denote an adequate credit risk relative to other issuers or issues in the same country.  However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

"BB(xxx)"
"BB" national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country.  Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

"B(xxx)"
"B" national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country.  Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

"CCC(xxx)," "CC(xxx)," "C(xxx)"
These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

"DDD(xxx)," "DD(xxx)," "D(xxx)"	These categories of national ratings are assigned to entities or financial commitments which are currently in default.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings.  A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years.  Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

"F1"	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2"	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3"	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

"B"	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

"C"	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

"RD"	Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

"D"	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "–" may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA Long-term rating category, to categories below CCC, or to Short-term ratings other than F1. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

Rating Outlook:  An Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action.  Occasionally, Fitch Ratings may be unable to identify the fundamental trend.  In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.  In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term "put" or other similar demand feature will have a dual rating, such as AAA/F1+.  The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips.  These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

"PIF"	Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.

"NR"	indicates that Fitch Ratings does not rate the issuer or issue in question.

"Withdrawn":
A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

NATIONAL SHORT-TERM CREDIT RATINGS

National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country.  This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings.  For illustrative purposes, (xxx) has been used, in the table below.

"F1(xxx)"
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state.  Where the credit risk is particularly strong, a "+" is added to the assigned rating.

"F2(xxx)"
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, the margin of safety is not as great as in the case of the higher ratings.

"F3(xxx)"
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

"B(xxx)"
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

"C(xxx)"
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

"D(xxx)"	Indicates actual or imminent payment default.

Note to National Short-Term ratings:

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature.  In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

APPENDIX B

GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS

In order to manage the risk of its portfolio or to enhance income as described in the prospectus, the Trust may engage in Strategic Transactions.  The Trust may engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur.  The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC.  Certain Strategic Transactions may give rise to taxable income.

Futures Contracts and Related Options

Characteristics.  The Trust may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements.  The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price.  Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements.  At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin").  It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract.  In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment.  Additionally, initial margin requirements may be increased generally in the future by regulatory action.  An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market."  Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Limitations on Use of Futures and Options on Futures.  The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC.  The Trust currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies.  The Trust may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.  The above policies are non-fundamental and may be changed by the Trust's board of trustees at any time.  Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.

Segregation and Cover Requirements.  Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to segregation and coverage requirements of either the CFTC or the Securities and Exchange Commission, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments.  Such amounts fluctuate as the obligations increase or decrease.  The segregation requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

B-1

Strategic Transactions Present Certain Risks.  With respect to Strategic Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of the Trust's position.  The same is true for such instruments entered into for income or gain.  In addition, certain instruments and markets may not be liquid in all circumstances.  As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit.  Although the contemplated use of these instruments predominantly for Strategic Transactions should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position.  The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured.  Finally, the daily deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium.  Losses due to the use of Strategic Transactions will reduce net asset value.

Regulatory Considerations.  The Trust has claimed an exclusion from the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

B-2

APPENDIX C

PROXY VOTING POLICIES AND PROCEDURES
FOR THE BLACKROCK-ADVISED FUNDS

June, 2008

Copyright 2008 BlackRock, Inc.
All rights reserved.

I.	INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Investment Advisers Act of 1940 (the “Advisers Act”), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests.1 When voting proxies for the Funds, BlackRock’s primary objective is to make voting decisions solely in the best interests of the Funds’ shareholders. In fulfilling its obligations to shareholders, BlackRock

__________________________
1 Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

C-1

When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Investment Advisers Act of 1940 (the “Advisers Act”), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests.1 When voting proxies for the Funds, BlackRock’s primary objective is to make voting decisions solely in the best interests of the Funds’ shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.2  It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

II.	PROXY VOTING POLICIES

A.	Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

B.	Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

C.	Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit

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2 Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock

C-2

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

D.	Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.	Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F.	Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings. As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

G.	Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment company’s board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

H.	Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions “micro-managing” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

III.	REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

C-3

PART C
OTHER INFORMATION

Item 25.   Financial Statements and Exhibits
(1)	Financial Statements
Part A—None.
Part B—Financial Statements.(1)

(2)	Exhibits

(a)	Agreement and Declaration of Trust.(2)

(b)	By-Laws.(2)

(c)	Inapplicable.

(d)	Form of Specimen Certificate.(1)

(e)	Inapplicable.

(f)	Inapplicable.

(g)(1)	Form of Investment Management Agreement.(1)

(2)	Form of Sub-Investment Advisory Agreement.(1)

(h)	Form of Distribution Agreement between Registration and BlackRock Investments, Inc. (1) Form of Broker-Dealer Agreement.(1)

(i)	Form of the BlackRock Closed-End Funds Amended and Restated Deferred Compensation Plan.(1)

(j)	Form of Custody Agreement.(1)

(k)(1)	Form of Stock Transfer Agency Agreement.(1)

(2)	Form of Administrative Services Agreement.(1)

(l)	Opinion and Consent of Counsel to the Trust.(1)

(m)	Inapplicable.

(n)	Independent Registered Public Accounting Firm Consent.(1)

(o)	Inapplicable.

(p)	Subscription Agreement.(1)

(q)	Inapplicable.

(r)(1)	Code of Ethics of the Trust.(1)
(2)	Code of Ethics of the Advisor and Sub-Advisor.(1)

(s)(1)	Power of Attorney.(1)
(1)	To be filed by amendment.

(2)	Filed herewith.

Item 26.   Marketing Arrangements

Reference is made to the Form of Distribution Agreement for the Registrant's common shares to be filed by amendment to this Registration Statement.

Item 27.   Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees	$
Printing (other than certificates)
Engraving and printing certificates
Accounting fees and expenses related to the offering
Legal fees and expenses related to the offering
FINRA fees
Miscellaneous (i.e., travel) related to the offering
Total	$

Item 28.   Persons Controlled by or under Common Control with the Registrant

None.

Item 29.   Number of Holders of Shares

As of               , 2008:

Title of Class	Number of Record Holders
Common Shares

Item 30.   Indemnification

Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

5.1           No Personal Liability of Shareholders, Trustees, etc.  No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2           Mandatory Indemnification  (a)  The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)           Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither ''interested persons'' of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (''Disinterested Non-Party Trustees''), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)           The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)           The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are ''disinterested persons'' (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e)           Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3           No Bond Required of Trustees.  No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4           No Duty of Investigation; Notice in Trust Instruments, etc.  No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.5           Reliance on Experts, etc.  Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Reference is also made to Section 7 of the Distribution Agreement which will be filed as Exhibit (h) to this Registration Statement, which is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor

Not Applicable

Item 32. Location of Accounts and Records

The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of the Registrant's Sub-Advisor, Custodian and Transfer Agent.

Item 33. Management Services

Not Applicable

Item 34. Undertakings

(1)   The Registrant hereby undertakes to suspend the offering of its common shares until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)   Not applicable

(3)   Not applicable

(4)   Not applicable

(5)   (a) For the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b)   For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)   The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 21st day of November, 2008.

/s/ Anne F. Ackerley
Anne F. Ackerley
Sole Initial Trustee, President, Chief Executive Officer and Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacities set forth below on the 21st day of November, 2008.

Name	Title
/s/ Anne F. Ackerley	Sole Initial Trustee, President, Chief Executive Officer and Principal Financial Officer
Anne F. Ackerley

INDEX TO EXHIBITS

(a)	Agreement and Declaration of Trust.

(b)	By-Laws.